    As filed with the Securities and Exchange Commission on January 8, 2003



                                              Securities Act File No. 333-100945


                                       Investment Company Act File No. 811-21172
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                    U.S. Securities And Exchange Commission

                             Washington, D.C. 20549

                            ------------------------
                                    FORM N-2
(CHECK APPROPRIATE BOX OR BOXES)
[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]  Pre-Effective Amendment No. 1

[ ]  Post-Effective Amendment No.
                                     and/or

[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]  Amendment No. 4

                            ------------------------

                      Scudder RREEF Real Estate Fund, Inc.
               (Exact Name of Registrant as Specified In Charter)
                            ------------------------
                                280 Park Avenue
                            New York, New York 10017
                    (Address of Principal Executive Offices)

      Registrant's Telephone Number, including Area Code: 1 (800) 349-4281

                            Bruce A. Rosenblum, Esq.
                           Deutsche Asset Management
                                One South Street
                                   BAL01-1806
                           Baltimore, Maryland 21202
                                  410-895-3883
                    (Name and Address of Agent For Service)
                            ------------------------
                                WITH COPIES TO:


           Rose F. DiMartino, Esq                          Thomas A. Hale, Esq.
          Willkie Farr & Gallagher                 Skadden, Arps, Slate, Meagher & Flom
             787 Seventh Avenue                                 (Illinois)
          New York, New York 10019                   333 West Wacker Drive, Suite 2100
                                                          Chicago, Illinois 60606


                            ------------------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]
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        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


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                                                   PROPOSED MAXIMUM       PROPOSED MAXIMUM
  TITLE OF SECURITIES         AMOUNT BEING             OFFERING              AGGREGATE              AMOUNT OF
    BEING REGISTERED         REGISTERED(1)          PRICE PER UNIT         OFFERING PRICE     REGISTRATION FEE(1)(2)
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Auction Preferred Stock,
  $0.01 par value.......      4,800 shares             $25,000              $120,000,000             $11,040
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(1) As calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended.


(2) Includes $92 previously paid on November 1, 2002.

                            ------------------------
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
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THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


PRELIMINARY PROSPECTUS       Subject to completion               January 8, 2003

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$120,000,000


[SCUDDER RREEF REAL ESTATE FUND, INC. LOGO]

2,400 SHARES SERIES A


2,400 SHARES SERIES B

AUCTION PREFERRED STOCK
LIQUIDATION PREFERENCE $25,000 PER SHARE
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INVESTMENT OBJECTIVE. Scudder RREEF Real Estate Fund, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company. The Fund's investment objective is total return through a combination of high current income and capital appreciation potential by investing in real estate securities.

PORTFOLIO CONTENTS. Under normal market conditions, the Fund will invest at least 90% of its total assets in income producing common stocks, preferred stocks and other equity securities issued by real estate companies, such as "real estate investment trusts" ("REITs"). At least 80% of the Fund's total assets will be invested in income-producing equity securities issued by REITs. The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 20% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Although the Fund will invest primarily in equity securities that are publicly traded, the Fund may invest up to 20% of its total assets in illiquid real estate investments. There can be no assurance that the Fund will achieve its investment objective. See "Investment objective and policies" and "Principal risks of the Fund."

INVESTMENT MANAGER AND ADVISOR. The Fund's investment manager is Deutsche Asset Management, Inc. and the Fund's investment advisor is its affiliate RREEF America, L.L.C. The investment manager is part of the United States asset management activities of Deutsche Bank AG.


BEFORE BUYING ANY PREFERRED SHARES YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN THE FUND IN "PRINCIPAL RISKS OF THE FUND" BEGINNING ON PAGE 21. CERTAIN OF THESE RISKS ARE SUMMARIZED IN "PROSPECTUS SUMMARY--PRINCIPAL RISKS OF THE FUND" BEGINNING ON PAGE 4.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                         PRICE TO PUBLIC   SALES LOAD    PROCEEDS TO FUND(1)
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Per Share                                                  $    25,000     $       250       $    24,750
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Total                                                      $               $                 $
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(1) Plus accumulated dividends, if any, from the date the Preferred Shares are issued, but before offering expenses payable by the Fund estimated to be $350,000.



The Fund's Preferred Shares (the "Preferred Shares") are being offered by the underwriters subject to certain conditions. The underwriters reserve the right to withdraw, cancel or modify the offering in whole or in part. It is expected that the Preferred Shares will be delivered to the nominee of The Depository
Trust Company on or about January   , 2003.


UBS WARBURG

         MERRILL LYNCH &CO.


                        DEUTSCHE BANKSECURITIES


                                                           PRUDENTIAL SECURITIES

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You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A
Statement of Additional Information, dated January   , 2003, containing
additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 54 of this Prospectus. You may request a free copy of the Statement of Additional Information by calling 1-800-349-4281 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).



Investors in Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for successive Dividend Periods on such shares. The
dividend rate for the initial Dividend Period will be      %, in the case of
Series A Preferred Shares, and      % in the case of Series B Preferred Shares.
The initial Dividend Period for the Preferred Shares is from the date of
issuance through           , 2003, in the case of Series A Preferred Shares, and
the date of issuance through           , in the case of Series B Preferred
Shares. For subsequent Dividend Periods, Preferred Shares will pay dividends based on a rate set at Auction, usually held every seven days. Prospective purchasers should carefully review the Auction Procedures described in this Prospectus and in further detail in Appendix C to the Statement of Additional Information and should note: (1) a buy order (called a "bid") or sell order is a commitment to buy or sell Preferred Shares based on the results of an Auction; and (2) purchases and sales will be settled on the next business day after the Auction.



The Preferred Shares, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the Preferred Shares outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the Preferred Shares, and a selling shareholder that sells Preferred Shares between auctions may receive a price per share of less than $25,000. The Fund may redeem Preferred Shares as described under "Description of Preferred Shares - Redemption."



The Preferred Shares will be senior in liquidation and distribution rights to the Fund's outstanding common shares (the "Common Shares"). The Fund's Common Shares are traded on the American Stock Exchange under the symbol "SRQ." This offering is conditioned upon the Preferred Shares receiving a rating of "Aaa" from Moody's Investors Service, Inc. and "AAA" from Fitch Ratings.



The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.



You should rely only on the information contained or incorporated by reference in this Prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. The Fund's business, financial condition and prospects may have changed since that date.


Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of the Prospectus.


Through and including February   , 2003 (25 days after the date of this
Prospectus), all dealers that buy, sell or trade the Preferred Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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                                       II

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TABLE OF CONTENTS
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Prospectus summary....................    1
Financial highlights (unaudited)......   13
The Fund..............................   14
Use of proceeds.......................   14
Capitalization........................   15
Portfolio composition.................   15
Investment objective and policies.....   15
Use of leverage.......................   19
Interest rate transactions............   19
Principal risks of the Fund...........   21
Additional risk considerations........   29
Description of Preferred Shares.......   30
The Auction...........................   38
Management of the Fund................   43
Tax matters...........................   47
Description of Common Shares..........   48
Certain provisions of the Articles of
  Incorporation and By-Laws...........   49
Underwriting..........................   52
Validity of Preferred Shares..........   52
Table of contents of the Statement of
  Additional Information..............   54
Glossary..............................   55


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                                      III

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Preferred Shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Principal Risks of the Fund." Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

THE FUND

Scudder RREEF Real Estate Fund, Inc. (the "Fund") is a recently organized non-diversified, closed-end management investment company.

THE OFFERING


The Fund is offering 2,400 shares of Series A Preferred Shares and 2,400 shares of Series B Preferred Shares, in each case at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date of original issue. The Preferred Shares are being offered through UBS Warburg LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Prudential Securities Incorporated (collectively, the "Underwriters"). See "Underwriting."



The Preferred Shares entitle their holders to receive cash dividends at an annual rate that may vary for the successive Dividend Periods for the applicable series of Preferred Shares. In general, except for the initial Dividend Period and except as described under "Dividends and Dividend Periods" below and "Description of Preferred Shares -- Dividends and Dividend Periods," the Dividend Period for each series of Preferred Shares will be seven days. Deutsche Bank Trust Company Americas (the "Auction Agent") will determine the Applicable Rate for a particular period by an Auction conducted on the Business Day immediately prior to the start of that Dividend Period. See "The Auction."



The Preferred Shares are not listed on an exchange. Instead, investors may buy or sell Preferred Shares in an Auction that normally is held every seven days by submitting orders to Broker-Dealers that have entered into an agreement with the Auction Agent and the Fund or to certain other Broker-Dealers. The Auction Agent reviews orders from Broker-Dealers on behalf of Existing Holders that wish to sell, or hold at the auction rate, or hold only at a specified Applicable Rate, and on behalf of Potential Holders that wish to buy, Preferred Shares. The Auction Agent then determines the lowest Applicable Rate that will result in all of the outstanding Preferred Shares continuing to be held. The first Auction
Date for the Preferred Shares will be           , 2003, in the case of Series A
Preferred Shares and           , 2003, in the case of Series B Preferred Shares,
each being the Business Day before the initial Dividend Payment Date for the initial Dividend Period for the relevant series of Preferred Shares. The Auction Date for the Preferred Shares generally will be Wednesday in the case of Series A Preferred Shares and Friday in the case of Series B Preferred Shares, unless the then-current Dividend Period is a Special Dividend Period, or the day that normally would be the Auction Date or the first day of the subsequent Dividend Period is not a Business Day.


Generally, investors in the Preferred Shares will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's Broker-Dealer will maintain record ownership of Preferred Shares in book-entry form. An investor's Broker-Dealer, in turn, will maintain records of that investor's beneficial ownership of the Preferred Shares.

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE
The Fund's investment objective is total return through a combination of high current income and capital appreciation potential by investing in real estate securities. The Fund's investment objective and certain investment policies are considered fundamental and may not be changed without shareholder approval. See "Investment objective and policies."


PORTFOLIO CONTENTS
Under normal market conditions, the Fund will invest at least 90% of its total assets (net assets, plus any borrowings for investment purpose) in income-producing common stocks, preferred stocks and other equity securities issued by real estate companies, such as "real estate investment trusts" ("REITs"). At least 80% of the Fund's total assets will be invested in income-producing equity securities issued by REITs. The actual percentage of common and preferred stocks in the Fund's investment portfolio may vary over time. At least 80% of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market. The Fund may, however, invest up to 20% of its total assets in illiquid real estate investments, including direct interests in real estate and privately negotiated equity or debt securities.

An issuer is considered a real estate company if, in the opinion of RREEF America, L.L.C. (the "Investment Advisor"), at least 50% of its revenues or 50% of the market value of its assets (at the time its securities are purchased by the Fund) are attributed to the ownership, construction, financing, management or sale of real estate. A REIT is a pooled investment vehicle dedicated to owning, and usually operating, income-producing real estate, or to financing real estate. REITs are generally not taxed on income distributed to shareholders provided they distribute to their shareholders substantially all of their income and otherwise comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet the income component of its objective of total return. The portion of the Fund's return comprised of income will vary based on the composition of the Fund's portfolio holdings.

The Fund follows a focused investment approach tending to invest in securities of between 40 and 50 issuers, although this number can vary depending on market conditions. However, the Fund will generally not invest more than 10% of its total assets in the securities of one issuer, except in those instances where one issuer represents more than 10% of the Fund's benchmark index.

The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 20% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such security has a rating of "BBB" or higher by Standard & Poor's Ratings Services ("S&P"), "Baa" or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by a nationally recognized statistical rating agency. The Fund may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the Investment Advisor, are determined to be of equivalent quality.

The Fund will invest primarily in the securities of U.S. issuers. However, the Fund may invest in companies organized outside the United States that are listed on a U.S. national securities exchange. In addition, U.S. issuers may invest directly or indirectly in non-U.S. properties.


There can be no assurance that the Fund's investment objective will be achieved. See "Investment objective and policies."


INVESTMENT STRATEGY AND PHILOSOPHY
The Investment Advisor will seek to identify real estate companies and real estate investments that, in its view, will provide superior returns, focusing on companies that have strong cash flow growth potential and, therefore, the capacity for sustained dividend increases. To find these issuers, the Investment Advisor tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the Fund may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers the Investment Advisor believes will be the most profitable to the Fund. The Investment Advisor also considers the effect of the real estate securities markets in general when making investment decisions. The REITs in which the Fund will invest will typically have a market capitalization greater than $100 million.

INVESTMENT MANAGER AND ADVISOR


Deutsche Asset Management, Inc. (the "Investment Manager"), with headquarters at 280 Park Avenue, New York, NY 10017, is the Fund's investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Fund's Board of Directors, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services. The Investment Manager provides a full range of investment advisory services to retail and institutional clients, and as of September 30, 2002 had total assets of approximately $85 billion under management. The Investment Manager is part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. Deutsche Bank AG has more than $800 billion in assets under management.



Pursuant to an Investment Advisory Agreement, the Investment Manager has delegated to RREEF America, L.L.C., as the Investment Advisor, the responsibility for the day-to-day management of the Fund's investment portfolio. The Investment Advisor, which was formed in 1975, is a leading U.S.-based real estate investment manager which as of September 30, 2002 had approximately $17.6 billion in real estate assets under management. With offices in Chicago, San Francisco and New York, the Investment Advisor is managed by 17 principals and employs 600 real estate professionals. The Investment Advisor is the arm of DB Real Estate, the largest adviser of combined real property and real estate equity securities globally with more than $41.8 billion in assets under management (as of September 30, 2002) and 1,155 professionals. DB Real Estate is the real estate investment management group of the United States asset management operations of Deutsche Bank AG.


The Fund will also be supported by Scudder Investments, the North American retail distribution arm of the U.S. asset management operations of Deutsche Bank AG. Scudder Investments has significant resources and experience marketing and servicing investment products, including a dedicated closed-end fund team that manages 14 funds with approximately $3.5 billion in assets. Scudder Investments was acquired by Deutsche Bank AG on April 8, 2002.

USE OF LEVERAGE BY THE FUND


The Fund may use leverage in an effort to increase returns up to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), through the issuance of preferred stock, including issuing Preferred Shares, and/or borrowings (through the issuance of commercial paper, notes or otherwise). Throughout this Prospectus, commercial paper, notes or borrowings may be collectively referred to as "Borrowings." After completion of the offering of Preferred Shares, the Fund anticipates its total leverage from the issuance of Preferred Shares will be approximately 33 1/3% of the Fund's total assets. This amount may change, but total leverage will not exceed 50% of the Fund's total assets. Although the Fund may in the future offer other preferred shares, the Fund does not currently intend to do so.


The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to common shareholders over time. Use of financial leverage creates an opportunity for increased income for common shareholders but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the shares and of dividends), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Because the fees paid to the Investment Manager will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage (including the Preferred Shares) is utilized, giving the Investment Manager an incentive to utilize leverage. See "Principal risks of the Fund--Leverage Risk."

INTEREST RATE TRANSACTIONS

In seeking to reduce the interest rate risk inherent in the Fund's underlying investments and leveraged capital structure, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Preferred Shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such default could negatively impact the Fund's ability to make dividend payments on Preferred Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on Preferred Shares. If the Fund fails to maintain the required 200% asset coverage of the liquidation value of the outstanding Preferred Shares or if the Fund loses its expected highest available rating on the Preferred Shares or fails to maintain other covenants, the Fund may be required to redeem some or all of these shares. Similarly, the Fund could be required to prepay the principal amount of any Borrowings. Such redemption or prepayment likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. We would not enter into interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Fund's leverage.


See "Use of leverage" and "Interest rate transactions" for additional information.


PRINCIPAL RISKS OF THE FUND

Risk is inherent in all investing. Therefore, before investing in Preferred Shares, you should consider carefully certain risks.


Risks of investing in the Preferred Shares include:


LEVERAGE RISK
The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objective and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage.

INTEREST RATE RISK
The Preferred Shares pay dividends based on shorter-term interest rates. If short-term interest rates rise, dividend rates on Preferred Shares may rise so that the amount of dividends payable to stockholders of Preferred Shares exceeds the income from portfolio securities, which could jeopardize the Fund's ability to pay you dividends on your Preferred Shares. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares.

AUCTION RISK
The dividend rate for the Preferred Shares normally is set through an Auction process. In the Auction, Existing Holders of Preferred Shares may indicate the dividend rate at which the Existing Holders would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The Auction also provides liquidity for the sale of Preferred Shares. An Auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an Auction if the Auction fails. Also, if you place hold orders (orders to retain shares) at an Auction only at a specified dividend rate, and that rate exceeds the rate set at the Auction, you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to buy or continue to hold those Preferred Shares, you could receive a lower rate of return on your shares than the market rate. Finally, the Dividend Period for the Preferred Shares may be changed by the Fund, subject to certain conditions with notice to the holders of Preferred Shares, which could also affect the liquidity of your investment.


SENIOR SECURITIES RISK


If the Fund enters into Borrowings or interest rate swaps or caps, the rights of lenders and counterparties in these transactions will be senior to those of the Preferred Shares.


SECONDARY MARKET RISK
If you try to sell your Preferred Shares between Auctions you may not be able to sell any or all of your Preferred Shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Dividend Period, changes in interest rates could affect the price you would receive if you sold your Preferred Shares in the secondary market.

You may transfer Preferred Shares outside of Auctions only to or through a Broker-Dealer that has entered into an agreement with the Auction Agent and the Fund or other person as the Fund permits.

RATINGS AND ASSET COVERAGE RISK

While it is a condition of the offering of the Preferred Shares that Moody's and Fitch Ratings ("Fitch") will assign ratings of Aaa and AAA, respectively, to the Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. A rating agency could at any subsequent time downgrade, suspend or withdraw the rating assigned to Preferred Shares, which could affect liquidity and the price you would receive if you sold your Preferred Shares outside of an Auction. The Fund may be forced to redeem Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem your Preferred Shares in certain circumstances.


RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS
Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and the Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to satisfy minimum distribution requirements that it must satisfy to maintain its qualification as a regulated investment company for federal income tax purposes.

General risks of investing in the Fund include:


LIMITED OPERATING HISTORY
As a recently organized entity, the Fund has a limited operating history. See "The Fund."

INVESTMENT RISK
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

GENERAL REAL ESTATE RISKS
Since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs utilize leverage which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Further, REITs are subject to highly technical and complex provisions in the Code. There is a possibility that a REIT may fail to qualify for conduit income tax treatment under the Code or may fail to maintain exemption from the 1940 Act. See "Principal risks of the Fund--General Real Estate Risks." In addition, there are risks associated with particular sectors of real estate investments, as described below.

+ RETAIL PROPERTIES. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

+ OFFICE PROPERTIES. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

+ HOTEL PROPERTIES. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

+ HEALTHCARE PROPERTIES. Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

+ MULTIFAMILY PROPERTIES. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply, and rent control laws or other laws affecting such properties.

+ INSURANCE ISSUES. Certain of the portfolio companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result adversely impact the Fund's investment performance.

+ CREDIT RISK. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operative effectively.

+ ENVIRONMENTAL ISSUES. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.


+ SMALLER COMPANIES. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a larger company. As of December 31, 2002, the market capitalization of REITs ranged in size from approximately $75 million to approximately $10.3 billion.


+ FOCUS RISK. A strategy of investing in a limited number of securities may increase the volatility of the Fund's investment performance compared to a strategy of investing in a larger number of securities.

+ LOWER-RATED SECURITIES RISK. Lower-rated preferred stock or debt securities, or equivalent unrated securities, which are commonly known as "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

ADDITIONAL RISK CONSIDERATIONS

PORTFOLIO TURNOVER

We may engage in portfolio trading when considered appropriate. There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commission and other transactional expenses which are borne by the Fund. See "Additional risk considerations--Portfolio Turnover."


INFLATION RISK

As inflation occurs, the real value of the Preferred Shares and distributions declines, which may be offset to the extent that Preferred Shares dividend rates would increase through the auction process. See "Additional risk considerations--Inflation Risk."


NON-DIVERSIFIED STATUS

Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies. See "Additional risk considerations--Non-Diversified Status." See also "Taxation" in the Statement of Additional Information.

ANTI-TAKEOVER PROVISIONS

Certain provisions of the Fund's Articles of Incorporation and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to convert the Fund to an open-end investment company. See "Certain provisions of the Articles of Incorporation and By-Laws" and "Additional risk considerations--Anti-Takeover Provisions."


ILLIQUID INVESTMENTS
The Fund may invest up to 20% of its total assets in illiquid real estate investments, including direct interests in real estate and privately negotiated equity or debt securities. These investments may be difficult to dispose of at a fair price at the times when the Investment Advisor believes it is desirable to do so. Investments in illiquid real estate are also more difficult to value and the Investment Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid real estate may restrict the Fund's ability to take advantage of market opportunities. The risks associated with investments in illiquid real estate may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid real estate.

RECENT DEVELOPMENTS
As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Additional attacks or disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund. Further, additional terrorist attacks or the outbreak of war with Iraq could affect the U.S. economy in ways that adversely affect securities in which the Fund intends to invest. For example, a decline in consumer spending could cause a downturn in the prospects for REITs that invest in shopping malls. In addition, property owners may be unable to obtain insurance for acts of terrorism or to obtain such insurance on favorable terms.

Given the risks described above, an investment in the Preferred Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

TAXATION


Distributions with respect to the Preferred Shares will generally be subject to U.S. federal income taxation. Because the Fund's portfolio income will consist principally of dividend income from REITs, capital gains and interest income, corporate investors in the Preferred Shares generally will not be entitled to the 70% dividends received deduction. The Internal Revenue Service ("IRS") currently requires that a regulated investment company which has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate ordinary income dividends and capital gain dividends between its Common Shares and the Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. See "Tax matters."


TRADING MARKET


The Preferred Shares will not be listed on an exchange. Instead, you may buy or sell Preferred Shares at an Auction that normally is held every seven days by submitting orders to a Broker-Dealer that has entered into an agreement with the Auction Agent and the Fund, or to a Broker-Dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of Auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will develop or, if it does, that it will provide shareholders with liquidity. You may transfer Preferred

Shares outside of Auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

DIVIDENDS AND DIVIDEND PERIODS


The table below shows the initial dividend rate, the Dividend Payment Date and the number of days for the initial Dividend Period on each series of the Preferred Shares offered in this Prospectus. For subsequent Dividend Periods, the Preferred Shares will pay dividends based on a rate set at Auctions, normally held every seven days. In most instances, dividends are payable on the first Business Day following the end of the Dividend Period. The rate set at Auction will not exceed the Maximum Applicable Rate. See "Description of Preferred Shares--Dividends and Dividend Periods." Dividends on the Preferred Shares will be cumulative from the date the Preferred Shares are first issued and will be paid out of legally available funds.


                                                                 DIVIDEND
                                                             PAYMENT DATE                        NUMBER OF
                                                   DATE OF    FOR INITIAL     SUBSEQUENT   DAYS OF INITIAL
                                 INITIAL      ACCUMULATION       DIVIDEND       DIVIDEND          DIVIDEND
                           DIVIDEND RATE   AT INITIAL RATE         PERIOD    PAYMENT DAY            PERIOD
----------------------------------------------------------------------------------------------------------
Series A.................
Series B.................


The Fund may, subject to certain conditions, designate Special Dividend Periods of more than seven days. A requested Special Dividend Period will not be effective unless Sufficient Clearing Bids were made in the auction immediately preceding the Special Dividend Period. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. The Dividend Payment Date or Dates for Special Dividend Periods will be set out in the notice designating a Special Dividend Period. See "Description of Preferred Shares--Dividends and Dividend Periods--Designation of Special Dividend Periods" and "The Auction."


Dividends for the Preferred Shares will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to Agent Members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of Preferred Shares--Dividends and Dividend Periods."

MAXIMUM APPLICABLE RATE


The Maximum Applicable Rate for any regular rate period will be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the applicable AA Composite Commercial Paper Rate. The AA Composite Commercial Paper Rate is the rate on commercial paper issued by corporations whose bonds are rated AA by S&P or Aa by Moody's or the equivalent of such rating by another nationally recognized statistical rating organization as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the Auction Agent by certain commercial paper dealers designated by the Fund. In the case of a Special Dividend Period, the Maximum Applicable Rate will be specified by the Fund in the notice of the Special Dividend Period for such Special Dividend Payment Period. The applicable percentage for the Preferred Shares is determined on the day that a notice of a Special Dividend Period is delivered if the notice specified a Maximum Applicable Rate for a Special Dividend Period.

APPLICABLE PERCENTAGE PAYMENT TABLE



                                                             APPLICABLE
         MOODY'S CREDIT RATING ON PREFERRED SHARES           PERCENTAGE
-----------------------------------------------------------------------
Aa3 or higher...............................................    150%
A3 to A1....................................................    200%
Baa3 to Baa1................................................    225%
Below Baa3..................................................    275%


RATINGS


The issuance of the Preferred Shares is conditioned upon the Fund's receipt of ratings of Aaa from Moody's and AAA from Fitch, respectively. The ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell Preferred Shares inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The ratings also do not address the likelihood that an owner of Preferred Shares will be able to sell such Preferred Shares in an Auction or otherwise. The ratings are based on information obtained from the Fund and other sources. The ratings may be changed, suspended or withdrawn in Moody's or Fitch's discretion as a result of changes in, or the unavailability of, such information. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage."


REDEMPTION

The Fund is required to redeem Preferred Shares if the Fund does not meet an asset coverage ratio required by the 1940 Act, or correct a failure to meet a rating agency guideline in a timely manner. The Fund may voluntarily redeem Preferred Shares, in whole or in part, under certain conditions. Unless otherwise established in connection with a Special Dividend Period, the redemption price per Preferred Share will be $25,000 plus accrued and unpaid dividends through the date of redemption. See "Description of Preferred Shares--Redemption" and "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage."

ASSET MAINTENANCE

Under the Articles Supplementary Creating and Fixing the Rights of Auction Preferred Stock (the "Articles Supplementary"), the Fund must maintain:

+ Asset coverage of the Preferred Shares as required by the rating agency or agencies rating the Preferred Shares; and

+ Asset coverage of at least 200% with respect to senior securities of the Fund that are stock, including the Preferred Shares.


In the event that the Fund does not meet these coverage tests or cure any failure to meet them, some or all of the Preferred Shares will be subject to mandatory redemption. See "Description of Preferred Shares--Redemption." Based on the composition of the Fund's portfolio as of December 31, 2002, the asset coverage of the Preferred Shares as measured pursuant to the 1940 Act would be approximately 298% if the Fund were to issue Preferred Shares representing approximately 33 1/3% of the Fund's total assets.


LIQUIDATION PREFERENCE

The liquidation preference for shares of each series of Preferred Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. See "Description of Preferred Shares--Liquidation."

VOTING RIGHTS


The holders of preferred shares, including the Preferred Shares, voting as a separate class, have the right to elect at least two directors of the Fund at all times. Such holders also have the right to elect a majority of the directors in the event that two years' dividends on the preferred shares are unpaid. In each case, the remaining directors will be elected by holders of common shares and preferred shares, including the Preferred Shares, voting together as a single class. The holders of preferred shares, including the Preferred Shares, will vote as a separate class or classes on certain other matters required under the Articles Supplementary, the 1940 Act and Maryland law. See "Description of Preferred Shares--Voting Rights," and "Certain provisions in the Articles of Incorporation and By-Laws."


AUCTION PROCEDURES

Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners of Preferred Shares may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of Preferred Shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of Preferred Shares subject to Orders submitted to them by Potential Beneficial Owners. On or prior to each Auction Date for the Preferred Shares of a series (the Business Day next preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

+ Hold Order--indicating its desire to hold the Preferred Shares of such series without regard to the Applicable Rate for the next Dividend Period for such Preferred Shares.

+ Bid--indicating its desire to hold the Preferred Shares of such series, provided that the Applicable Rate for the next Dividend Period for such Preferred Shares is not less than the rate per annum specified in such Bid.

+ Sell Order--indicating its desire to sell the Preferred Shares of such series without regard to the Applicable Rate for the next Dividend Period for such Preferred Shares.

A Beneficial Owner may submit different types of orders to its Broker-Dealer with respect to the Preferred Shares of a series then held by such Beneficial Owner, provided that the total number of Preferred Shares covered by such Orders does not exceed the number of Preferred Shares of such series held by such Beneficial Owner. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional Preferred Shares of a series in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders. A Beneficial Owner that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit an Order with respect to such shares to its Broker-Dealer for an Auction relating to a Dividend Period of more than 91 Dividend Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell Preferred Shares subject thereto.

Potential Beneficial Owners of Preferred Shares may submit Bids through their Broker-Dealers in which they offer to purchase Preferred Shares, provided that the Applicable Rate for the next Dividend Period for such Preferred Shares is not less than the rate per annum specified in such Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with any of the foregoing.

If sufficient Clearing Bids exist in an Auction for the Preferred Shares of a series (that is, in general, the number of Preferred Shares subject to Bids by Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of Preferred Shares subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the Preferred Shares available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate will be the Maximum Applicable Rate, and in such event, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, Preferred Shares subject to such Sell Orders. Thus, in certain circumstances, Existing Holders and the Beneficial Owners they represent may not have liquidity of investment.



A Sell Order by an Existing Holder will constitute an irrevocable offer to sell the Preferred Shares subject thereto, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the Preferred Shares subject thereto, if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per Preferred Share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the Preferred Shares subject thereto at a price per share equal to $25,000 if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment in same-day funds. See "Description of Preferred Shares--The Auction."

--------------------------------------------------------------------------------


Financial highlights (unaudited)



Information contained in the table below under the headings "Selected Per Share Data" and "Ratios to Average Net Assets and Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on October 31, 2002 through November 30, 2002. Since the Fund was recently organized and commenced operations on October 31, 2002, the table covers approximately four weeks of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in long-term securities that meet the Fund's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.



                                                                  FOR THE PERIOD
                                                                OCTOBER 31, 2002(1)
                                                             THROUGH NOVEMBER 30, 2002
                                                                    (UNAUDITED)
--------------------------------------------------------------------------------------
Selected Per Share Data:
     Net Asset Value, Beginning of Period................... $                   14.33(2)
                                                             -------------------------
       Net Investment Income (loss).........................                      0.06
       Net realized and unrealized gain (loss) on investment
        transactions........................................                      0.31
                                                             -------------------------
          Total from Investment Operations..................                      0.37
                                                             -------------------------
     Net Asset Value, End of Period......................... $                   14.70
                                                             =========================
     Market Value, End of Period............................ $                   15.00
                                                             =========================
     Total Return on Net Asset Value........................                      2.58%(3)
     Total Investment Return on Market Value................                     (0.00)%(3)
Ratios to Average Net Assets and Supplemental Data:
     Net Assets, End of Period (millions)................... $                     221
     Ratio of Expenses Before Expense Reductions............                      1.62%(4)
     Ratio of Net Investment Income (loss) Before Expense
      Reductions............................................                      4.24%(4)
     Ratio of Expenses After Expense Reductions.............                      1.17%(4)
     Ratio of Net Investment Income (loss) After Expense
      Reductions............................................                      4.68%(4)
     Portfolio Turnover Rate................................                         4%(4)



(1) Commencement of investment operations



(2) Beginning per share amount reflects $15.00 initial public offering price net of underwriting discount and offering expenses ($0.675 per share)



(3) Not Annualized



(4) Annualized


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund

Scudder RREEF Real Estate Fund, Inc. is a recently organized, non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on August 6, 2002 and is registered as an investment company under the 1940 Act. The Fund's principal office is located at 280 Park Avenue, New York, NY 10017, and its telephone number is (800) 349-4281.


On October 31, 2002, the Fund issued an aggregate of 15,000,000 Common Shares, par value $.01 per share, pursuant to the initial public offering thereof and commenced its operations. On December 13, 2002, the Fund issued an additional 1,109,000 Common Shares in connection with a partial exercise by the underwriters of the over-allotment option. The Fund's Common Shares are traded on the American Stock Exchange (the "Exchange") under the symbol "SRQ."



The following provides information about the Fund's outstanding shares as of December 13, 2002:



                                                                       AMOUNT HELD
                                                        AMOUNT       BY THE FUND OR      AMOUNT
                                                     AUTHORIZED(1)   FOR ITS ACCOUNT   OUTSTANDING
--------------------------------------------------------------------------------------------------
Title of class
    Common stock...................................   240,000,000           0          16,115,981
    Preferred stock................................    10,000,000           0                   0



(1) The Board of Directors of the Fund (the "Board") may classify or reclassify any authorized but unissued shares of capital stock from time to time without a shareholder vote into one or more classes of preferred or other stock by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.


Use of proceeds


The net proceeds of this offering will be approximately $118,450,000 after payment of the sales load and estimated offering costs (not expected to exceed $350,000).



The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term, money market instruments.


--------------------------------------------------------------------------------
 14

--------------------------------------------------------------------------------

Capitalization


The following table sets forth the unaudited capitalization of the Fund as of November 30, 2002, and as adjusted to give effect to the issuance of the Preferred Shares offered by this Prospectus assuming the Fund issues Preferred Shares representing approximately 33 1/3% of the Fund's total assets.



                                                                   AS OF NOVEMBER 30, 2002
                                                              ACTUAL (UNAUDITED)   AS ADJUSTED
    -------------------------------------------------------------------------------------------
    Auction Preferred Stock, $25,000 per share liquidation
      preference; 4,800 shares authorized (no shares issued
      and 4,800 shares issued, as adjusted, respectively)...               $0.00   $120,000,000
    Common Stock, $.01 par value per share; 240,000,000
      shares authorized(1) (15,006,981 shares outstanding
      and 15,006,981 shares outstanding, as adjusted)(2)....             150,070        150,070
      Capital in excess of par value(3).....................         214,824,936    213,274,936
      Undistributed net investment income...................             837,744        837,744
      Accumulated net realized gain (loss) from investment
         transactions.......................................               5,341          5,341
      Net unrealized appreciation (depreciation) of
         investments........................................           4,769,328      4,769,328
                                                              ------------------   ------------
      Total Net Assets attributable to Common Stock
         outstanding(4).....................................        $220,587,419   $219,037,419
                                                              ==================   ============
    Net assets attributable to Common Stock outstanding plus
      liquidation value of Preferred Shares.................        $220,587,419   $339,037,419
                                                              ==================   ============



(1) The Board may classify or reclassify any authorized but unissued shares of capital stock from time to time without a shareholder vote into one or more classes of preferred or other stock by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.



(2) None of these outstanding shares are held by or for the account of the Fund as of November 30, 2002.



(3) As adjusted capital in excess of par value reflects a reduction for the sales load and estimated offering costs of Preferred Shares issuance ($1,550,000).



(4) The computation of total net assets for purposes of this table and for certain other accounting purposes does not include the liquidation value of any outstanding preferred stock of the Fund. Total net assets, or net assets, as used in the Fund's investment management agreement, however, include both the liquidation value of any outstanding preferred stock of the Fund and the net assets attributable to Common Shares outstanding for the purposes of computing the management fee.


Portfolio composition


As of November 30, 2002, approximately 93% of the net assets of the Fund was invested in long-term investments and approximately 7% in cash and other assets and liabilities. This information reflects the average composition of the Fund's assets as of November 30, 2002, and is not necessarily representative of the Fund as of the current fiscal year or at any time in the future.


Investment objective and policies

INVESTMENT OBJECTIVE

The Fund's investment objective is total return through a combination of high current income and capital appreciation potential by investing in real estate securities. The Fund's investment objective and certain other policies are fundamental and may not be changed without the approval of shareholders

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------


(determined as provided for in the 1940 Act). Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board without the approval of shareholders, although we have no current intention of doing so.


PRINCIPAL INVESTMENT FOCUS AND PHILOSOPHY

The Fund has a policy of concentrating its investments in the U.S. real estate industry and not in any other industry. This investment policy is fundamental and cannot be changed without the approval of shareholders. Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common stocks, preferred stocks and other equity securities issued by real estate companies, such as REITs. At least 80% of the Fund's total assets will be invested in income-producing equity securities issued by REITs. At least 80% of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market. The Fund may invest up to 20% of its assets in illiquid real estate investments, including direct interests in real estate and privately-negotiated equity or debt securities. Total assets of the Fund include assets purchased with the proceeds of any Borrowings or other financial leverage that the Fund may employ.


The Fund follows a focused investment approach tending to invest in securities of between 40 and 50 issuers, although this number can vary depending on market conditions. However, the Fund will generally not invest more than 10% of its total assets in the securities of one issuer, except in those instances where one issuer represents more than 10% of the Fund's benchmark index. The focused investment strategy is not a fundamental policy of the Fund and can be changed by the Board.


The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 20% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such security has a rating of "BBB" or higher by S&P, "Baa" or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency. The Fund may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the Investment Advisor, are determined to be of equivalent quality.

See Appendix A in the Statement of Additional Information for a description of bond ratings. These policies limiting investments in debt securities and in below-investment-grade preferred stocks or debt securities are fundamental and cannot be changed without the approval of the Fund's shareholders.

The Fund will invest primarily in the securities of U.S. issuers. However, the Fund may invest in companies organized outside the United States that are listed on a U.S. national securities exchange. In addition, U.S. issuers may invest directly or indirectly in non-U.S. properties.


The Fund will not enter into short sales or invest in derivatives, except as described in this Prospectus or in the Fund's Statement of Additional Information and in connection with interest rate swap or interest rate cap transactions. See "Use of leverage" and "Interest rate transactions." There can be no assurance that the Fund's investment objective will be achieved.


PORTFOLIO CONTENTS

The Fund's portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the Statement of Additional Information.

--------------------------------------------------------------------------------
 16

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

REAL ESTATE COMPANIES
For purposes of our investment policies, a company is a real estate company if, in the opinion of the Investment Advisor, at the time its securities are purchased by the Fund:

+  at least 50% of its revenues; or

+ at least 50% of the market value of its assets


are attributed to the ownership, construction, financing, management or sale of real estate.


Under normal market conditions, the Fund will invest at least 90% of its total assets in the equity securities of real estate companies. These equity securities can consist of:

+  common stocks (including REIT shares)

+  preferred stocks

+  rights or warrants to purchase common and preferred stocks

+ securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Advisor's view, a significant element of the securities' value.

The Fund may also invest in equity equivalents, which are securities whose value or return is derived from the value or return of a different security.

REAL ESTATE INVESTMENT TRUSTS
The Fund will invest at least 80% of its total assets in income producing equity securities of REITs. A REIT is a pooled investment vehicle dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies. The Fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objective.

REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Under current market conditions, the Fund does not intend to invest more than 10% of its total assets in Mortgage REITs and Hybrid REITs combined, although the percentage of the Fund's assets invested in various types of REITs can vary from time to time.

PREFERRED STOCKS
Preferred stocks pay fixed or floating dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The percentage of common and preferred stocks in the Fund's investment portfolio may vary over time based on the Investment Advisor's assessment of market conditions.

CONVERTIBLE SECURITIES
A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the

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same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

DEBT SECURITIES
The Fund may invest a maximum of 10% of its total assets in investment grade and non-investment grade debt securities issued or guaranteed by real estate companies.

LOWER-RATED SECURITIES
The Fund will not invest more than 20% of its total assets in preferred stock and debt securities rated below investment grade (commonly known as "junk bonds") and equivalent unrated securities of comparable quality. Securities rated non-investment grade (lower than Baa by Moody's or lower than BBB by S&P) are sometimes referred to as "high yield" or "junk" bonds. The Fund may only invest in high yield securities that are rated CCC or higher by S&P, or rated Caa or higher by Moody's, or unrated securities determined by the Investment Advisor to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase. For a description of bond ratings, see Appendix A of the Statement of Additional Information.

DEFENSIVE POSITION
When the Investment Advisor believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objective.

INVESTMENT STRATEGY AND PHILOSOPHY

The Investment Advisor will seek to identify real estate companies and real estate investments that, in its view, will provide superior returns, focusing on companies that have strong cash flow growth potential and, therefore, the capacity for sustained dividend increases. To find these issuers, the Investment Advisor tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the Fund may invest. Its analysis also includes each company's management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers the Investment Advisor believes will be the most profitable to the Fund. The Investment Advisor also considers the effect of the real estate securities markets in general when making investment decisions. The REITs in which the Fund will invest will typically have a market capitalization greater than $100 million.

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PORTFOLIO TURNOVER

The Fund may realize some short-term gains or losses if the Investment Advisor chooses to sell a security because it believes that one or more of the following is true:


+  A security is not fulfilling its investment purpose;



+  A security has reached its optimum valuation; or



+  A particular company or general economic conditions have changed.


The higher the turnover rate, the more brokerage commissions the Fund will pay, which may adversely affect performance. Higher turnover may also result in increased distributions of taxable capital gains to shareholders.

OTHER INVESTMENTS


The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See "Investment objective and policies" in the Statement of Additional Information.


Use of leverage


Through issuance of the Preferred Shares, the Fund intends to use leverage for investment purposes. The Fund currently anticipates its use of leverage to represent approximately 33 1/3% of its total assets, including the proceeds of such leverage. In addition to issuing Preferred Shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. The Fund employs financial leverage for the purpose of acquiring additional investments when the Investment Manager and the Investment Advisor believe that such use of proceeds will enhance the Fund's total return. The amount of outstanding financial leverage may vary with prevailing market or economic conditions. Leverage entails special risks. See "Principal risks of the Fund--Risk of Investing in Preferred Shares--Leverage Risk." The management fee paid to the Investment Manager will be calculated on the basis of the Fund's total managed assets, including proceeds of financial leverage, so the fees will be higher when leverage is utilized.


Interest rate transactions

In seeking to reduce the interest rate risk inherent in our underlying investments and leveraged capital structure, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's net earnings as a result of leverage.

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The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the Fund's overall performance. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the Fund's net asset value. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the Fund's net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the Fund's net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the Fund's performance by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Fund in the event that the premium paid by the Fund to the counterparty exceeds the additional amount of dividends on Preferred Shares or interest on Borrowings that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Preferred Shares or rate of interest on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the Fund's ability to make dividend payments on Preferred Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Advisor believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Advisor will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as they were on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on Preferred Shares.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

The Fund may choose or be required to redeem some or all of the Preferred Shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

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Principal risks of the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

RISKS OF INVESTMENT IN PREFERRED SHARES

AUCTION RISK
The dividend rate for the Preferred Shares normally is set through an auction process. In the Auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The Auction also provides liquidity for the sale of Preferred Shares. You may not be able to sell your Preferred Shares at an Auction if the auction fails. An Auction fails if there are more Preferred Shares offered for sale than there are buyers. If Sufficient Clearing Bids do no exist in an Auction, the Applicable Rate will be the Maximum Applicable Rate, and in such event, owners of Preferred Shares wishing to sell will not be able to sell all, and may not be able to sell any, of such Preferred Shares in the Auction. As a result, your investment in Preferred Shares may be illiquid. Neither the Broker-Dealers nor the Fund is obligated to purchase Preferred Shares in an Auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed Auction. Also, if you place hold orders (orders to retain Preferred Shares) at an Auction only at a specified rate and that bid rate exceeds the Applicable Rate set at the Auction, you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to buy or continue to hold those Preferred Shares, you could receive a lower rate of return on your Preferred Shares than the market rate. Finally, the dividend period for the Preferred Shares may be changed by the Fund, subject to certain conditions with notice to the holders of Preferred Shares, which could also effect the liquidation of your investment. See "Description of Preferred Shares" and "The Auction--Auction Procedures."

RATINGS AND ASSET COVERAGE RISK

While it is a condition of the issuance of the Preferred Shares that Moody's and Fitch will assign ratings of Aaa and AAA, respectively, to the Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. A rating agency could at any time subsequent to their issuance downgrade its rating of the Preferred Share or suspend or withdraw its rating of the Preferred Shares at any time, which may make your Preferred Shares less liquid at an Auction or in the secondary market and adversely affect the price you could obtain for them in the secondary market. If a rating agency downgrades the Preferred Shares, the Fund may alter its portfolio or redeem Preferred Shares in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage," the Fund will be required to redeem a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem Preferred Shares at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem Preferred Shares under certain circumstances in order to meet asset maintenance tests. While a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of the Preferred Shares voting as a separate class as discussed under "Description of Preferred Shares--Voting Rights," a sale of substantially all the assets of the Fund or the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund


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nor require that the Fund redeem the Preferred Shares, in whole or in part, provided that the Fund continued to comply with the asset coverage ratios discussed under "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage."

See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

SECONDARY MARKET RISK

If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your Preferred Shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Dividend Period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your Preferred Shares in the secondary market. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the Preferred Shares. You may transfer Preferred Shares outside of Auctions only to or through a Broker-Dealer that has entered into an agreement with the Fund's Auction Agent, Deutsche Bank Trust Company Americas, and the Fund or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a Broker-Dealer that has entered into a Broker-Dealer agreement with the Auction Agent, that person will not be able to submit Bids at Auctions with respect to the Preferred Shares. Broker-Dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem Preferred Shares either if an Auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares will not be listed on any stock exchange or the Nasdaq national market. If you sell your Preferred Shares to a Broker Dealer between Auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last Auction.


LIMITED OPERATING HISTORY

The Fund is a recently organized closed-end management investment company which has been operational for less than three months.


INTEREST RATE RISK

The Fund issues Preferred Shares, which pay dividends which are normally based on short-term interest rates. The Fund purchases real estate equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy real estate debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Real estate company dividends, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the Preferred Shares may rise so that the amount of dividends paid to stockholders of Preferred Shares exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on the Preferred Shares, however, dividend rates on the Preferred Shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the Preferred Shares would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk.


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LEVERAGE RISK
The Fund expects to use financial leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of Preferred Shares to leverage the Common Shares. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the Preferred Shares would be reduced. Similarly, any decline in the net asset value of the Fund's investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its expected "Aaa" rating on the Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. To counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares.


It is currently anticipated that, taking into account the Preferred Shares being offered in this Prospectus, the initial amount of leverage will represent up to 33 1/3% of the Fund's total assets.


The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage.


While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund's net asset value relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and net asset value if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.


Because the fee paid to the Investment Manager will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value of the Common Shares plus the liquidation preference of the Preferred Shares and the principal amount of any Borrowings), the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS

Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and Preferred Shares, both by the 1940 Act and by requirements imposed by Moody's or a successor rating agency, might impair the Fund's ability to be treated as a regulated investment company for federal income tax purposes. While the Fund intends to redeem Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such redemption can be effected in time to meet the requirements of the Code. See "Tax matters."


GENERAL RISKS OF INVESTMENT IN THE FUND

GENERAL
The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund's Preferred Shares may be speculative in that it involves risk. The Fund should not constitute a complete investment program and should only be considered as an addition to an investor's existing diversified portfolio of investments.

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Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

LIMITED OPERATING HISTORY
The Fund is a newly organized non-diversified closed-end management investment company with limited operating history.

INVESTMENT RISK
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

GENERAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET
The Fund may invest in real estate directly, although it will invest principally in securities issued by real estate companies, including REITs. Because of the Fund's policy of concentration in the securities of companies in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate. These risks include:

+  declines in the value of real estate

+  risks related to general and local economic conditions

+  possible lack of availability of mortgage funds

+  overbuilding

+  extended vacancies of properties

+  increased competition

+  increases in property taxes and operating expenses

+  changes in zoning laws

+  losses due to costs resulting from the clean-up of environmental problems

+  liability to third parties for damages resulting from environmental problems

+  casualty or condemnation losses

+  limitations on rents

+  changes in neighborhood values and the appeal of properties to tenants

+  changes in interest rates

Thus, the value of the Fund's portfolio may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objective.

GENERAL REAL ESTATE RISKS
Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing

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commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

RETAIL PROPERTIES
Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operations at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

OFFICE PROPERTIES
Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

HOTEL PROPERTIES
The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

HEALTHCARE PROPERTIES
Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability

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of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

MULTIFAMILY PROPERTIES
The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

INSURANCE ISSUES
Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties which as a result, would adversely impact the Fund's investment performance.

CREDIT RISK
REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

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ENVIRONMENTAL ISSUES
In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on its shares could be reduced.

SMALLER COMPANIES
Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than--and at times will perform differently from--large company stocks such as those found in the Dow Jones Industrial Average.

TAX ISSUES
REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

LEVERAGE RISK

The Fund intends to use leverage by issuing the Preferred Shares, representing approximately 33 1/3% of the Fund's capital after their issuance. Leverage is a speculative technique and there are special risks and costs associated with the use of leverage.


INTEREST RATE TRANSACTIONS RISK
The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses on Preferred Shares or Borrowings resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See "Interest Rate Transactions."


RISKS OF INVESTMENT IN PREFERRED STOCKS AND DEBT SECURITIES

In addition to the risks of equity securities and securities linked to the real estate market, preferred stocks and debt securities also are more sensitive to changes in interest rates than common stocks. When interest rates rise, the value of preferred stocks and debt securities may fall.

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PRINCIPAL RISKS OF THE FUND
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FOCUS RISK
A strategy of investing in a limited number of securities may increase the volatility of the Fund's investment performance compared to a strategy of investing in a larger number of securities. Since each security may represent a significant part of the Fund's overall portfolio, the appreciation or depreciation of that security will have a greater impact on the net asset value of the Fund than it would have had if the Fund invested in a larger number of securities. In addition, if the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it might have had if invested in a larger number of securities.


RISKS OF INVESTMENT IN LOWER-RATED SECURITIES

Lower-rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund's ability to achieve its investment objective may, to the extent it is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. The Fund may invest in high yield securities that are rated "CCC" or higher by S&P or "Caa" or higher by Moody's or unrated securities that are determined by the Investment Advisor to be of comparable quality. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

FOREIGN SECURITIES

The Fund may invest in U.S. listed companies organized outside the United States or in U.S. issuers that invest directly or indirectly outside the United States. These investments may involve unique risks, including:


+ the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; and


+  withholding and other non-U.S. taxes may decrease the Fund's return.


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 28

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Additional risk considerations

PORTFOLIO TURNOVER


The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective. Although the Fund cannot accurately predict its portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Advisor, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax matters."


INFLATION RISK

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or "real") value of your Preferred Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, dividend rates on Preferred Shares auctioned at short intervals would increase, tending to offset this risk.

PREFERRED STOCK IN GENERAL

Preferred stock is, with common stock, one of the two major types of equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and, if a company is liquidated, preferred stockholders usually have priority of claim over common stockholders. Preferred securities have certain characteristics of both debt and common equity securities. They are debt-like to the extent that their promised income is contractually fixed. They are common equity-like since they do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Preferred stock does not usually have voting rights, except in certain instances.

NON-DIVERSIFIED STATUS

The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Taxation" in the Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the market value of its total assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the

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ADDITIONAL RISK CONSIDERATIONS
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market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.

ANTI-TAKEOVER PROVISIONS


Certain provisions of the Fund's Articles of Incorporation and By-Laws may have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to covert the Fund to an open-end fund. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Articles of Incorporation, and conversion to open-end status. See "Certain provisions of the Articles of Incorporation and By-Laws."


ILLIQUID INVESTMENTS


The Fund may invest up to 20% of its assets in illiquid real estate investments, including direct interests in real estate and privately-negotiated equity or debt securities. These investments may be difficult to dispose of at a fair price at the times when the Investment Advisor believes it is desirable to do so. Investments in illiquid real estate are also more difficult to value and the Investment Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid real estate may restrict the Fund's ability to take advantage of market opportunities. The risks associated with investments in illiquid real estate may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid real estate. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which investments are liquid or illiquid. Investments in illiquid real estate will be priced at fair value as determined in good faith by the Board of Directors or its delegate.


RECENT DEVELOPMENTS

As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Additional attacks or disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund. Further, additional terrorist attacks or the outbreak of war with Iraq could affect the U.S. economy in ways that adversely affect securities in which the Fund intends to invest. For example, a decline in consumer spending could cause a downturn in the prospects for REITs that invest in shopping malls. In addition, property owners may be unable to obtain insurance for acts of terrorism or to obtain such insurance on favorable terms.

Description of Preferred Shares


The following is a brief description of the material terms of Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Articles of Incorporation, including the provisions of the Articles Supplementary establishing the Preferred Shares. A copy of the Articles Supplementary is filed as an exhibit to the Registration Statement of which this Prospectus is a part.


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 30

DESCRIPTION OF PREFERRED SHARES
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GENERAL


Under the Articles of Incorporation, the Fund is authorized to issue up to 10,000,000 shares of preferred stock. Pursuant to the Articles of Incorporation, the Board may classify or reclassify authorized but unissued shares of capital stock by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, prior to issuance. The Board has authorized the issuance of 4,800 Preferred Shares offered hereby. All Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).



The Preferred Shares are preferred shares that entitle their holders to receive dividends when, as and if declared by the Fund's Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for successive Dividend Periods for each such series of Preferred Shares. The Applicable Rate for a particular Dividend Period for the Preferred Shares will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of Preferred Shares may participate in Auctions. For an explanation of Auctions and the method of determining the Applicable Rate, see "The Auction" and "--Dividends and Dividend Periods."


The nominee of the Securities Depository is expected to be the sole holder of record of the Preferred Shares. Accordingly, each purchaser of Preferred Shares must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the Preferred Shares.

Preferred Shares will rank on a parity with shares of any other class or series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. Preferred Shares are, when issued, fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

DIVIDENDS AND DIVIDEND PERIODS

GENERAL
The holders of Preferred Shares will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "--Calculation of Dividend Payment," payable on the dates set forth below. Dividends on the Preferred Shares so declared and payable will be paid in preference to and in priority over any dividends so declared and payable on the Common Shares, but will be subordinate to the rights of lenders and counterparties on Borrowings or interest rate swaps and caps, respectively. The following is a general description of dividends for the Preferred Shares.


DIVIDEND PERIODS


The initial Dividend Period for the Preferred Shares is           days in the
case of Series A Preferred Shares and           in the case of Series B
Preferred Shares. Any subsequent Dividend Period will generally be seven days; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. See "Designation of Special Dividend Periods" below. If as a result of an unforeseeable disruption of the financial markets, an Auction cannot be held for a period of more than three business days, the dividend rate for the subsequent Dividend Period will be the same as the dividend rate for the current Dividend Period.


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DESCRIPTION OF PREFERRED SHARES
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DIVIDEND PAYMENT DATES


Dividends on the Preferred Shares will be payable, when, as and if declared by the Fund's Board of Directors, out of legally available funds in accordance with the Articles Supplementary and applicable law. Dividends are scheduled to be paid as follows (each, a "Dividend Payment Date"):



                                                        INITIAL DIVIDEND    SUBSEQUENT DIVIDEND
                                                          PAYMENT DATE         PAYMENT DATES
-----------------------------------------------------------------------------------------------
Series A..............................................             , 2003    Every Seven Days
Series B..............................................             , 2003    Every Seven Days



If dividends are payable on a day that is not a Business Day, then dividends will generally be payable on the next day if such day is a Business Day or as otherwise specified in the Articles Supplementary. In addition, the Fund may specify different Dividend Payment Dates for any Special Dividend Period of more than seven days provided that such dates shall be set forth in the notice of Special Dividend Period relating to such Special Dividend Period.


Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Fund in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.


CALCULATION OF DIVIDEND PAYMENT


The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default
Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365 for each Series, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.



Dividends on each series of Preferred Shares will accumulate from the Date of
Original Issue, which is           , 2003. The dividend rate for the initial
Dividend Period for Series A Preferred Shares is      % and      % for Series B
Preferred Shares. For each Subsequent Dividend Period, the dividend rate will be the Applicable Rate for such series that the Auction Agent advises the Fund results from an Auction, except that the Applicable Rate that results from an Auction will not be greater than the Maximum Applicable Rate described below.



The Maximum Applicable Rate for any regular Dividend Period will be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the applicable AA Composite Commercial Paper Rate. The AA Composite Commercial Paper Rate is the rate on commercial paper issued by corporations whose bonds are rated AA by S&P or Aa by Moody's or the equivalent of such rating by another nationally recognized statistical rating organization, as made available by the Federal Reserve Bank of New York, or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the Auction Agent by certain commercial paper


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 32

DESCRIPTION OF PREFERRED SHARES
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dealers designated by the Fund. In the case of a Special Dividend Period, the Maximum Applicable Rate will be specified by the Fund in the Notice of the Special Dividend Period for such Special Dividend Payment Period. The Applicable Percentage for the Preferred Shares is determined on the day that a Notice of a Special Dividend Period is delivered if the notice specifies a Maximum Applicable Rate for a Special Dividend Period. The Applicable Percentage will be determined based on the credit rating or ratings assigned to the Preferred Shares by Moody's. If Moody's does not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute Rating Agency.


APPLICABLE PERCENTAGE PAYMENT TABLE



                                                              APPLICABLE PERCENTAGE
                   MOODY'S CREDIT RATINGS                     ---------------------
-----------------------------------------------------------------------------------
Aa3 or higher...............................................             150%
A3 to A1....................................................             200%
Baa3 to Baa1................................................             225%
Below Baa3..................................................             275%


Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any Auction. The Fund does not intend to establish any reserves for the payment of dividends.

DEFAULT PERIOD
Subject to cure provisions, a "Default Period" will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (a) the full amount of any declared dividend on the Series payable on the Dividend Payment Date (a "Dividend Default") or (b) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default," and together with a Dividend Default hereinafter referred to as "Default"). Subject to cure provisions, a Default Period with respect to a Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period. No Default Period with respect to a Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for the Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS
Except as otherwise described herein, for so long as any Preferred Shares are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in, or in options, warrants or rights to subscribe for or purchase, its Common Shares) in respect of its Common Shares or other shares of the Fund ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution,

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DESCRIPTION OF PREFERRED SHARES
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liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (a) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved; (b) full cumulative dividends of Preferred Shares through the most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and (c) the Fund shall have redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto.

Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of Fund shares ranking, as to the payment of dividends, on a parity with Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on Preferred Shares through the most recent Dividend Payment Date. When dividends are not paid in full upon Preferred Shares through the most recent Dividend Payment Date or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any such other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on Preferred Shares and such other class or series of shares bear to each other.

DESIGNATION OF SPECIAL DIVIDEND PERIODS
The Fund, at its option, may designate any succeeding subsequent Dividend Period as a Special Dividend Period, subject to certain adjustments. A designation of a Special Dividend Period shall be effective only if, among other things, (a) the Fund shall have given certain notices to the Auction Agent, (b) an Auction shall have been held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period and Sufficient Clearing Bids shall have existed in such Auction and (c) if the Fund shall have mailed a notice of redemption with respect to any Preferred Shares, the redemption price with respect to such shares shall have been deposited with the Auction Agent. The Fund will give holders of Preferred Shares notice of a Special Dividend Period as provided in the Articles Supplementary.

REDEMPTION

MANDATORY REDEMPTION

In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, Preferred Shares will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Articles of Incorporation and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required Discounted Value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.


In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may

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 34

DESCRIPTION OF PREFERRED SHARES
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be, pro rata among the Preferred Shares and other preferred stock of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

OPTIONAL REDEMPTION
To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the Business Day after the last day of such Dividend Period upon not less than 15 calendar days, and not more than 40 calendar days, prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain deposit securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and
(ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on any outstanding preferred stock, including all outstanding Preferred Shares, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding preferred stock pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding preferred stock.

LIQUIDATION

Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund. If the Fund enters into Borrowings or interest rate swaps or caps, the rights of lenders and counterparties in these transactions will be superior to those of holders of Preferred Shares.

Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

RATING AGENCY GUIDELINES AND ASSET COVERAGE


The Fund is required under Moody's and Fitch guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for determining Discounted Value. To the extent any


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DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------


particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's or Fitch's guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of Preferred Shares then outstanding and (b) certain accrued and projected payment obligations of the Fund.



The Fund is also required under the 1940 Act and rating agency guidelines to maintain, with respect to Preferred Shares, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to senior securities which are shares, including Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Preferred Shares Asset Coverage"). Based on the composition of the portfolio of the Fund and market conditions as of December 31, 2002, 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares, assuming the issuance of all Preferred Shares offered hereby and giving effect to the deduction of sales load and offering costs related thereto estimated at $1,550,000, would have been computed as follows:


Value of Fund assets less liabilities
not constituting senior securities                         $357,206,184
                                                     =                     = 298%
-------------------------------------                      ------------
Senior securities representing
indebtedness plus liquidation value                        $120,000,000
of Preferred Shares

In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, the Fund will be required to redeem Preferred Shares as described under "Description of Preferred Shares--Redemption--Mandatory Redemption" above.


The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for Preferred Shares may, at any time, change, suspend or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines if the Fund receives written confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Fitch to Preferred Shares.



As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such


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 36

DESCRIPTION OF PREFERRED SHARES
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information. The Common Shares have not been rated by a nationally recognized statistical rating organization.


A rating agency's guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's and Fitch for rating Preferred Shares.


VOTING RIGHTS

Except as otherwise provided in this Prospectus and in the Statement of Additional Information, in the Charter or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of Common Shares and holders of any other shares of preferred stock of the Fund (one vote per share) and will vote together with holders of Common Shares and holders of any other shares of preferred stock of the Fund as a single class. There is presently no other preferred stock of the Fund issued.

In connection with the election of the Fund's directors, holders of outstanding Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's directors, and the remaining directors are elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding Preferred Shares shall be due and unpaid in an amount equal to two full years' dividends thereon, then, as the sole remedy of holders of outstanding Preferred Shares, the number of directors constituting the Board shall be increased by the smallest number that, when added to the two directors elected exclusively by the holders of Preferred Shares, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. If the election of such additional directors would cause the number of directors to exceed 12, then the terms of office of a number of directors elected by the other stockholders (excluding any directors which the holders of the Preferred Shares are entitled to elect in all events) shall terminate at the time of the meeting of the holders of the Preferred Shares called to elect the additional directors such that the sum of the number of remaining directors and the number of additional directors to be elected by the holders of the Preferred Shares does not exceed 12. The directors whose term shall expire will be determined in inverse order of their initial election to the Board of Directors. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding Preferred Shares and sufficient cash or specified securities are set apart for the payment of such dividends, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional directors elected by the holders of Preferred Shares (but not of the directors with respect to whose election the holders of Common Shares were entitled to vote or the two directors the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

So long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote of the Holders of a majority of the outstanding Preferred Shares, (a) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (b) create, incur or suffer to exist,

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or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (i) liens the validity of which are being contested in good faith by appropriate proceedings, (ii) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (iii) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to Preferred Shares or any permitted investment transaction, (iv) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (c) below and (v) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's Paying Agent and the Auction Agent; or (c) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow and issue senior securities as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.


In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of Preferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment restrictions described under "Investment restrictions" in the Statement of Additional Information and changes in the Fund's subclassification as a closed-end investment company.



The affirmative vote of the Holders of a majority, as defined in the 1940 Act, of the outstanding shares of Preferred Shares, voting as a separate class, shall be required with respect to any matter that materially and adversely affects the rights, preferences or powers of Preferred Shares in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any rights, preference or power unless such matter (a) alters or abolishes any preferential right of Preferred Shares; (b) creates, alters or abolishes any right in respect of redemption of Preferred Shares; or (c) creates or alters (other than to abolish) any restriction on transfer applicable to Preferred Shares. The vote of holders of Preferred Shares described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.


The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been
(i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

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GENERAL

Holders of the Preferred Shares will be entitled to receive cumulative cash dividends on their Preferred Shares when, as and if declared by the Fund's Board of Directors, out of the funds legally available therefor, on the initial Dividend Payment Date with respect to the initial Dividend Period for each series and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period

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(generally a period of seven days, subject to certain exceptions set forth under "Description of Preferred Shares--Dividends and Dividend Periods"), at the rate per annum equal to the Applicable Rate for each such Dividend Period.


The Articles Supplementary provide that, except as otherwise described herein, the Applicable Rate for Preferred Shares for each Dividend Period after the Initial Dividend Period shall be equal to the rate per year that the Auction Agent advises has resulted on the Business Day preceding the first day of such subsequent Dividend Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Articles Supplementary and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The Auction Procedures are attached as Appendix C to the Statement of Additional Information. See the Articles Supplementary for a more complete description of the Auction process.

AUCTION AGENCY AGREEMENT
The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Preferred Shares so long as the Applicable Rate is to be based on the results of an Auction.

The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALER AGREEMENTS
Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Preferred Shares.

The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 0.25% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were
(a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.


The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after such termination, provided that the Broker-Dealer Agreement with UBS Warburg LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. or Prudential Securities


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Incorporated may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.


SECURITIES DEPOSITORY

The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the Preferred Shares. All of the shares of Preferred Shares initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such Preferred Shares will be subject to the provisions restricting transfers of Preferred Shares, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such Preferred Shares. See Appendix C (Auction Procedures) to the Statement of Additional Information. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the Preferred Shares held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of Preferred Shares will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

Prior to the Submission Deadline on each Auction Date for Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares (a "Beneficial Owner") may submit orders ("Orders") with respect to such Preferred Shares to that Broker-Dealer as follows:


+ Hold Order--indicating its desire to hold such shares without regard to the Applicable Rate for the next Dividend Period thereof;



+ Bid--indicating its desire to sell such shares at $25,000 per share if the Applicable Rate for the next Dividend Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order); and


+ Sell Order--indicating its desire to sell such shares at $25,000 per share without regard to the Applicable Rate for the next Dividend Period thereof.

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to Preferred Shares then held by such Beneficial Owner. A Beneficial Owner that submits a Bid with respect to such shares to its Broker-Dealer having a rate higher than the Maximum Applicable Rate on the Auction Date will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit an Order with respect to such shares to its Broker-Dealer for an Auction relating to a Dividend Period of more than 91 Dividend Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell Preferred Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

A customer of a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but that wishes to purchase Preferred Shares, or that is a Beneficial Owner of Preferred Shares that wishes to purchase additional Preferred Shares (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a

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Potential Beneficial Owner specifying a rate higher than the Maximum Applicable Rate on the Auction Date will not be accepted.

The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Preferred Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Preferred Shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

If Sufficient Clearing Bids for Preferred Shares exist (that is, the number of Preferred Shares subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of Preferred Shares subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for the next succeeding Dividend Period will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the Preferred Shares available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate for the next succeeding Dividend Period will be the Maximum Applicable Rate on the Auction Date. In such event, Beneficial Owners that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of Preferred Shares, the Applicable Rate for the next succeeding Dividend Period will be the All Hold Rate.

The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Preferred Shares that is fewer than the number of Preferred Shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.


The Auctions for Series A and Series B Preferred Shares will normally be held every seven days, and each Subsequent Dividend Period will normally begin on the following Business Day.


If an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil

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or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date.

If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

+ the Dividend Payment Date for the affected Dividend Period will be the next business day on which the trust and its paying agent, if any, can pay the dividend;

+ the affected Dividend Period will end on the day it otherwise would have ended; and

+ the next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended.

The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares of either series and three Existing Holders. The three Existing Holders and three Potential Holders submit orders through Broker-Dealers at the Auction:


Existing Holder A.................  Owns 500 shares, wants to sell all   Bid order of 2.1% rate for all 500
                                    500 shares if Applicable Rate is     shares
                                    less than 2.1%
Existing Holder B.................  Owns 300 shares, wants to hold       Hold order--will take the
                                                                         Applicable Rate
Existing Holder C.................  Owns 200 shares, wants to sell all   Bid order of 1.9% rate for all 200
                                    200 shares if Applicable Rate is     shares
                                    less than 1.9%
Potential Holder D................  Wants to buy 200 shares              Places order to buy at or above
                                                                         2.0%
Potential Holder E................  Wants to buy 300 shares              Places order to buy at or above
                                                                         1.9%
Potential Holder F................  Wants to buy 200 shares              Places order to buy at or above
                                                                         2.1%


The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 2.0% (the offer by D). Therefore, the dividend rate will be 2.0%. Existing Holders B and C will continue to own their shares. Existing Holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential Holder F will not buy any shares because its bid rate was above the dividend rate.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in Preferred Shares will provide owners with liquidity of investment. Preferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Dividend Period should note that because the dividend rate on such shares will be fixed for the length of such Dividend Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

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A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures,
(2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

Management of the Fund

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, Investment Advisor, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers and the Investment Advisor, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT MANAGER


Deutsche Asset Management, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, is the Fund's investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Fund's Board of Directors, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services. The Investment Manager provides a full range of investment advisory services to retail and institutional clients, and as of September 30, 2002 had total assets of approximately $85 billion under management. The Investment Manager is part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


Pursuant to an Investment Advisory Agreement, the Investment Manager has delegated to the Investment Advisor the day-to-day management of the Fund's investment portfolio.

MATTER RELATING TO THE INVESTMENT MANAGER
In April 2002 Walter Hewlett sued Hewlett-Packard, alleging that that company unlawfully influenced Deutsche Asset Management's decision to vote proxies in favor of the Hewlett-Packard-Compaq merger. Deutsche Asset Management was not party to the litigation. The court decided the litigation favorably for Hewlett-Packard, concluding that Hewlett-Packard had not unlawfully influenced Deutsche Asset Management's decision to vote proxies regarding the merger and noting that Deutsche Asset Management's ultimate decision to vote the shares of Hewlett-Packard it controlled in favor of the merger was made in what it believed to be the best interests of the beneficial owners of those shares.

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The Securities and Exchange Commission and other regulators are conducting informal inquiries in connection with Deutsche Asset Management's vote of proxies in the Hewlett-Packard-Compaq merger. In particular, the Securities and Exchange Commission is looking at whether appropriate disclosure was made to advisory clients of the potential conflicts of interest that may have arisen from Deutsche Bank Securities Inc.'s role as a secondary merger and acquisition adviser to Hewlett-Packard. In this regard, Deutsche Asset Management believes that the Securities and Exchange Commission staff is likely to recommend to the Securities and Exchange Commission that it authorize the filing of an enforcement action against Deutsche Asset Management. The Investment Manager cannot predict the type of enforcement action that will be brought and, if so, what the ultimate resolution might be.


INVESTMENT ADVISOR


RREEF America, L.L.C., with offices located at 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611, is the Fund's Investment Advisor. Subject to the general supervision of the Fund's Board of Directors and the Investment Manager, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. RREEF America, L.L.C., a registered investment adviser, was formed in 1975 and its current clients include pension plans and endowment funds. It is a leading U.S.-based real estate investment manager which as of September 30, 2002 had approximately $17.6 billion in real estate assets under management (including assets in non-securities real estate accounts), of which $2.7 billion represented assets in real estate securities accounts with offices in Chicago, San Francisco and New York. The Investment Advisor is managed by 17 principals and employs 600 real estate professionals.



The Investment Advisor is an affiliate of DB Real Estate, the largest adviser of combined real property and real estate equity securities globally with more than $41.8 billion in assets under management (as of September 30, 2002) and 1,155 professionals. DB Real Estate is the real estate investment management group of the United States asset management operations of Deutsche Bank AG.


The Fund will also be supported by Scudder Investments, the North American retail distribution arm of the U.S. asset management operations of Deutsche Bank AG. Scudder Investments has significant resources and experience marketing and servicing investment products, including a dedicated closed-end fund team that manages 14 funds with approximately $3.5 billion in assets. Scudder Investments was acquired by Deutsche Bank AG on April 8, 2002.

INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

Under its Investment Management Agreement with the Fund, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers, or employees of the Investment Manager.

For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.85% of the average daily total managed assets of the Fund. Total managed assets equal the net asset value of the Common Shares plus the liquidation preference of any Preferred Shares plus the principal amount of any Borrowings. This fee is higher than the fees incurred by many other investment companies but is comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. The Investment Manager, and not the Fund, pays the Investment Advisor. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation

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of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive a portion of its investment management fees in the amount of 0.25% of average daily total managed assets until December 31, 2007, such waiver declining by 0.05% of average daily managed assets in each of the next four twelve-month periods until October 31, 2011, with all waivers expiring commencing November 1, 2011. When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's total managed assets, which includes the liquidation preference of any Preferred Shares and the principal amount of Borrowings. See "Use of leverage." Because the fees paid to the Investment Manager are determined on the basis of the Fund's total managed assets, the Investment Manager's interest in determining whether to leverage the Fund may differ from the interests of the Fund.


To the extent permissible by law and subject to approval of the Board of Directors, pursuant to the Investment Management Agreement, the Investment Manager is authorized to appoint certain of its affiliates as sub-advisors to perform certain of the Investment Manager's duties. In such cases, the Investment Manager is also authorized to adjust the duties, the amount of assets to be managed and the fees paid by the Investment Manager to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the independent directors and the full Board of Directors of the Fund. Shareholders of the Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the independent directors. The advisory fee rates paid by the Fund would not increase as a result of any such action since all fees incurred by a sub-advisor will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-advisor.

Under its Investment Advisory Agreement with the Fund, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments.

INVESTMENT MANAGEMENT TEAM

The Fund's investments are selected by an investment management team of portfolio managers, research analysts, and traders from the Securities Division of the Investment Advisor who share ideas and responsibility for managing the Fund's investments. As of the date of this Prospectus, the portfolio managers on the investment management team are:

KAREN J. KNUDSON, Principal
Portfolio Manager, Real Estate Securities
Ms. Knudson has 20 years of real estate experience, specializing in the area of REITs. Prior to joining RREEF, she was Senior Vice President and CFO of Security Capital Group, an advisor at that time to two NYSE listed REITs. Previously, Ms. Knudson was President of Bailard, Biehl and Kaiser Real Estate Investment Trust, a private REIT, in addition to acting as the firm's Director of Real Estate and Research and Portfolio Manager. Ms. Knudson is principal in charge of RREEF Real Estate Securities which manages equity REIT portfolios for institutional investors. Ms. Knudson is an active member of the National Association of Real Estate Investment Trusts ("NAREIT") and has served as a member of the Board of Governors.

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JOHN F. ROBERTSON, CFA
VP, Portfolio Manager, Real Estate Securities
Prior to joining the Investment Advisor, Mr. Robertson was an Assistant Vice President for Lincoln Investment Management, Inc., where he was responsible for REIT research for the Delaware Pooled Trust Real Estate Fund, a small competitive mutual fund affiliate. Prior to that, he underwrote and managed commercial mortgage loans on office, industrial, retail, multifamily and hotel properties for Lincoln. He also worked as a consultant with Ernst & Young's Special Services Group, where he specialized in the valuation of all types of income producing real estate. Mr. Robertson holds a CFA designation and is an associate member of NAREIT.

JOHN W. VOJTICEK
VP, Portfolio Manager, Real Estate Securities
Mr. Vojticek has six years of experience in the real estate securities area. As an undergraduate, Mr. Vojticek's emphasis in Finance involved the analysis of portfolio optimization and option pricing evaluation. Mr. Vojticek is an associate member of NAREIT.

MARK D. ZEISLOFT, CFA
VP, Portfolio Manager, Real Estate Securities
Mr. Zeisloft has over 12 years of experience in the area of financial and company analysis and holds the CFA designation. Mr. Zeisloft spent his first 11 professional years with The First National Bank of Chicago. Prior to joining the Investment Advisor in June, 1996, Mr. Zeisloft held the position of Vice President/Credit Officer for the Corporate Real Estate/REIT group, as well as Vice President/Asset Manager in the Real Estate Asset Management division. He is a member of the International Council of Shopping Centers (ICSC) and an associate member of NAREIT.

OTHER SERVICE PROVIDERS
Scudder Fund Accounting Services has been retained to provide the Fund with certain accounting services. Deutsche Bank Trust Company Americas serves as the Fund's custodian and has been retained to serve as Auction Agent, Paying Agent, transfer agent, and registrar for Preferred Shares.

The Investment Manager has retained UBS Warburg LLC to act as shareholder servicing agent for the Fund. In consideration of these services, the Investment Manager will pay UBS Warburg LLC a fee equal on an annual basis to 0.10% of the Fund's average daily total managed assets. This fee will be an expense of the Investment Manager and not the Fund.

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 46

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Tax matters

The discussion below and in the Statement of Additional Information provides general tax information. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in Preferred Shares.

FEDERAL INCOME TAX TREATMENT OF THE FUND

The Fund intends to qualify, and to elect to be treated, as a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. As a regulated investment company, the Fund generally will not be subject to federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Fund would be subject to corporate income tax (currently imposed at a maximum effective rate of 35%) on any undistributed income. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.


Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% federal excise tax. To prevent imposition of the tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as having been paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such months and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared. To prevent application of the excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement.


If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which although eligible for the corporate dividends received deduction, would be taxable to shareholders as ordinary income, even though such distributions might otherwise (at least in part) have been treated as long-term capital gains in such shareholders' hands.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF PREFERRED SHARES

The Fund is of the opinion that Preferred Shares will, under present law, constitute stock of the Fund, and thus distributions with respect to Preferred Shares (other than as described below) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but will not qualify for the dividends received deduction available to corporations under Section 243 of the Code. Dividends designated by the Fund as capital gain distributions will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. The IRS currently requires that a regulated investment company that has two or

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TAX MATTERS
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more classes of stocks to allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions made with respect to Preferred Shares as capital gain distributions in proportion to the Preferred Shares' share of total dividends paid during the year. See "Taxation--Federal Income Tax Treatment of Holders of Preferred Shares" in the Statement of Additional Information.


SALES OF SHARES
The sale of Preferred Shares by holders will generally be a taxable transaction for federal income tax purposes. Selling holders of Preferred Shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the Preferred Shares. If such Preferred Shares are held as a capital asset, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by the Fund (including a redemption resulting from liquidation of the Fund), if any, of all the Preferred Shares actually and constructively held by a shareholder generally will give rise to capital gain or loss if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Shares in the Fund, and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by the Code must be satisfied to achieve such treatment. Any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares.

BACKUP WITHHOLDING
The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or a shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Corporate and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

OTHER TAXATION
Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general rules and with respect to the state, local or foreign tax consequences to them of an investment in Preferred Shares.

Description of Common Shares


The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value. The Common Shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. Common shareholders are entitled to one vote per share. Whenever Preferred Shares or Borrowings are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Preferred Shares and interest and principal payments on Borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. See "Description of Preferred Shares." The Fund's Board of Directors, with the approval of a majority of the entire board, but without any action


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 48

DESCRIPTION OF COMMON SHARES
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by the shareholders of the Fund may amend the Fund's Articles of Incorporation from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue. The Fund's Common Shares are listed on the American Stock Exchange under the symbol "SRQ." Under the rules of the American Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year.



The foregoing description and the descriptions under "Description of Preferred Shares," "The Auction" and "Certain provisions of the Articles of Incorporation and By-Laws" are subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.



Certain provisions of the Articles of Incorporation and By-Laws


The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only with cause and then only by a vote of the holders of at least 80% of the outstanding shares of the Fund entitled to vote on the matter.


The affirmative vote of at least 80% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 80% of the votes of the Fund's Common Shares and Preferred Shares entitled to be cast thereon, each voting as a separate class, unless it is approved by a vote of at least 80% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund or who, individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5% of any class of the Fund's securities (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is not an Interested Party or an affiliate or associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund, or is elected to the Board of Directors to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an affiliate or associate of an Interested Party. The affirmative vote of at least 80% of the votes of the Fund's Common Shares and Preferred Shares entitled to be cast thereon, each voting as a separate class, will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph, the preceding paragraph and the subsequent two paragraphs, unless such action previously has been approved by the affirmative vote of 80% of the Continuing Directors, in which case the affirmative vote of a majority of the Fund's Common Shares and Preferred Shares, each voting as a separate class, shall be required to approve such amendment.


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CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS
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The affirmative votes of at least 80% of the entire Board of Directors and the holders of at least (i) 80% of the votes of the Fund's Common Shares and Preferred Shares entitled to be cast thereon, each voting as a separate class, and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes entitled to be cast by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) merger, consolidation or share exchange of the Fund with or into any other person;

(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding
       (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering or private placement thereof, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan and/or cash purchase plan adopted by the Fund,
       (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

(v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets.


However, the voting requirements described above will not be required with respect to a Business Combination if it is approved by a vote of at least 80% of the Continuing Directors (as defined above), or certain pricing and other conditions specified in the Articles of Incorporation are met. In such cases, with respect to a Business Combination described in (i) or (iii) above (if the transfer or other disposition is one with respect to which a shareholder vote is required under Maryland law), a majority of the votes entitled to be cast will be sufficient to authorize the transaction. In such cases, with respect to any other Business Combination, no shareholder vote is required. Further, with respect to a transaction described in (iv) above, if it is approved by a vote of at least 80% of the Continuing Directors, a majority of the votes entitled to be cast by the shareholders will be sufficient to authorize the transaction.



The Fund's Bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Directors or to transact any other business at a meeting of shareholders. At any annual or special meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting has been given or made to shareholders, any such notice by a shareholder to be timely must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual or special meeting was given or such public disclosure was made. Any notice to a shareholder must be accompanied by certain information as provided in the By-Laws.


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 50

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS
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The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's shareholders generally.

Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Commission, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

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Underwriting


The underwriters named below (the "Underwriters"), acting through UBS Warburg LLC, 299 Park Avenue, New York, New York, Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York, Deutsche Bank Securities Inc., 31 West 52nd Street, New York, New York and Prudential Securities Incorporated, One New York Plaza, New York, New York, as their representatives (the "Representatives") have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund, the Investment Manager and the Investment Advisor, to purchase from the Fund the number of Preferred Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such Preferred Shares if any are purchased.



                                                                     NUMBER OF
UNDERWRITER                                                   PREFERRED SHARES
------------------------------------------------------------------------------
UBS Warburg LLC.............................................
Merrill Lynch, Pierce, Fenner & Smith Incorporated..........
Deutsche Bank Securities Inc. ..............................
Prudential Securities Incorporated..........................
          Total.............................................
                                                                  ------------
                                                                  ------------



The Underwriters have advised the Fund that they propose initially to offer the Preferred Shares to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a
concession not in excess of $     per share. The Underwriters may allow, and
such dealers may reallow, a discount not in excess of $     per share to other
dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Preferred Shares purchased in the initial public offering on or before January, 2003.



The Underwriters will act in Auctions as Broker-Dealers as set forth under "The Auction-General-Broker-Dealer Agreements" and will be entitled to fees for services as Broker-Dealers as set forth thereunder. The Underwriters also may provide information to be used in ascertaining the Reference Rate.



The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of the Fund's portfolio transactions and that the Underwriters may act as counterparties in connection with the interest rate transactions described above after they have ceased to be principal underwriters of the Fund under the 1940 Act and, subject to certain conditions, may act as such brokers while they are principal underwriters.



In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.



The Fund, the Investment Manager and the Investment Advisor have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.


As described above under "Management of the Fund," UBS Warburg LLC will provide shareholder services to the Fund pursuant to a shareholder servicing agreement with the Investment Manager.


Validity of Preferred Shares


The validity of the shares offered hereby is being passed on for the Fund by Willkie Farr & Gallagher, New York, New York, and certain other legal matters will be passed on for the underwriters by

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 52

VALIDITY OF PREFERRED SHARES

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Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois and its affiliates. Venable, Baetjer and Howard, LLP will opine on certain matters pertaining to Maryland law. Willkie Farr & Gallagher and Skadden, Arps, Slate, Meagher & Flom (Illinois) may rely as to certain matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP.

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Table of contents of the
Statement of Additional Information


Investment objective and policies...........................     2
Additional information regarding Fund investments...........     2
Investment restrictions.....................................     3
Management of the Fund......................................     5
Compensation of directors and certain officers..............    11
Investment advisory and other services......................    12
Additional information concerning the Auctions for the
  Preferred Shares..........................................    15
Portfolio transactions and brokerage........................    16
Determination of net asset value............................    16
Taxation....................................................    18
Performance information.....................................    22
Counsel and independent accountants.........................    23
Additional information......................................    24
Financial statements........................................    24
Appendix A Ratings of investments...........................   A-1
Appendix B Auction procedures...............................   B-1
Appendix C Settlement procedures............................   C-1


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 54

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Glossary


"AA" Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is 7 days or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90-day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in clause (ii) below; for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of financial issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) UBS Warburg LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and Prudential Securities Incorporated; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.


"Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

"All Hold Rate" means 80% of the "AA" Composite Commercial Paper Rate.

"Applicable Rate" means, with respect to the Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period if all the shares of the Series are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

"Auction" means each periodic operation of the Auction Procedures.


"Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.


"Auction Date" means the first Business Day next preceding the first day of a Dividend Period for the Series.

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GLOSSARY
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"Auction Procedures" means the procedures for conducting Auctions as set forth in Appendix C to the Statement of Additional Information.

"Beneficial Owner," with respect to shares of the Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of the Series.

"Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

"Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

"Common Shares" means the shares of the Fund's common stock, par value $.001 per share.

"Date of Original Issue" means the date on which the Series is originally issued by the Fund.

"Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.


"Dividend Period" means, with respect to each Series, the initial Dividend Period, and thereafter, as to such Series, the period commencing on the Business Day following each Dividend Period for such Series and ending on the day established for such Series by the Fund.



"Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), Fitch Eligible Assets (if Fitch is then rating the Preferred Shares), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Preferred Shares, whichever is applicable.


"Existing Holder" means (a) a person who beneficially owns those Preferred Shares listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those Preferred Shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.


"Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.



"Fitch" means Fitch Ratings and its successors at law.



"Fitch Eligible Assets" means the following:



(a) Common Stock, Preferred Stock, and any debt security of REITs and Real Estate Companies.



(b) Unrated debt securities issued by an issuer which (1) has not filed for bankruptcy in the past three years; (2) is current on all interest and principal on its fixed income obligations; (3) is current on all preferred stock dividends.



(c) Interest rate swaps entered into according to International Swap Dealers Association standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (2) the original


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 56

GLOSSARY
--------------------------------------------------------------------------------


aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued.



(d)  U.S. Treasury securities and U.S. Treasury Strips.



(e) Short-Term Money Market Instruments as long as (i) such securities are rated at least 'F1' by Fitch or the equivalent by another NRSRO, (ii) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least 'A' by Fitch or the equivalent by another NRSRO, or
(iii) in all other cases, the supporting entity (1) is rated at least 'A' by Fitch and the security matures in one month or (2) is rated at least 'AA' by Fitch and matures within six months.



(f) Cash (including, for this purpose, interest and dividends due on assets rated (i) BBB or higher by Fitch if the payment date is within 5 Business Days of the Valuation Date, (ii) A or higher by Fitch if the payment is within thirty days of the Valuation Date (iii) A+ or higher by Fitch if the payment date is within the Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which are generated by such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Fitch or (B) (1) with counterparties having a Fitch long-term rating of at least BBB by Fitch or (2) with counterparties having a Fitch short-term rating of at least 'F1'.


"Holder" means, with respect to the Preferred Shares, the registered holder of shares of the Series as the same appears on the stock ledger or stock records of the Fund.

"Maximum Applicable Rate" has the meaning specified under "Description of Preferred Shares--Dividends and Dividend Periods--Calculation of Dividend Payment" in this Prospectus.

"Moody's" means Moody's Investors Service, Inc. and its successors at law.

"Moody's Eligible Assets" means the following:

(a) common stock, preferred stock and any debt security of REITs and Other Real Estate Companies.

     (i) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, and (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

     (ii) Unrated debt securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate do not exceed 10% of the discounted Moody's Eligible Assets;

(b) Interest rate swaps and caps entered into according to International Swap Dealers Association standards if

     (i) the counterparty to the swap or cap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is Aa3 or higher and

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GLOSSARY
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     (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap transaction will be marked-to-market daily;

(c)  U.S. Treasury Securities and Treasury Strips (as defined by Moody's);

(d) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and


(e) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.



"1940 Act Preferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.



"Paying Agent" means Deutsche Bank Trust Company Americas unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.


"Potential Holder" or "Potential Beneficial Owner" means (a) any Existing Holder who may be interested in acquiring additional Preferred Shares or (b) any other person who may be interested in acquiring Preferred Shares and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser's Letter.

"Preferred Shares Basic Maintenance Amount" means as of any Valuation Date as the dollar amount equal to the sum of:


     (i) the sum of (A) the products resulting from multiplying the number of Outstanding Preferred Shares on such date by the Liquidation Preference (and redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) for each Outstanding Preferred Share to the 30th day after such Valuation Date; (C) the amount of anticipated Fund non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation,


--------------------------------------------------------------------------------
 58

GLOSSARY
--------------------------------------------------------------------------------

indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(D): less


     (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any (i)(B) through (i)(E) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).


"Reference Rate" means, with respect to the determination of the Default Rate, the applicable "AA" Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).


"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.



"Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:


      (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

      (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

     (iii)  overnight funds; and

      (iv)  U.S. Government Securities.

"Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.


"Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Fund's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.


"Standard Dividend Period" means a Dividend Period of seven days unless such 7th day is not a Business Day, then the number of days ending on the Business Day next preceding such 7th day.


"Submitted Bid" has the meaning specified in Subsection 4(a) of the Auction Procedures.



"Sufficient Clearing Bids" has the meaning specified in Subsection 4(a) of the Auction Procedures.


"Valuation Date" means the last Business Day of each week, or such other date as the Fund and Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

--------------------------------------------------------------------------------

                  [SCUDDER RREEF REAL ESTATE FUND, INC. LOGO]

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                  SUBJECT TO COMPLETION, DATED JANUARY 8, 2003


                        (Scudder RREEF Real Estate LOGO)
                                280 Park Avenue
                               New York, New York
                                  800-349-4281

                             ---------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                                           , 2003



     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF SCUDDER RREEF REAL ESTATE FUND, INC.,
DATED JANUARY   , 2003, AS SUPPLEMENTED FROM TIME TO TIME (THE "PROSPECTUS").
THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE ADDRESS OR PHONE NUMBER SHOWN ABOVE.


                             ---------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Investment Objective and Policies Additional Information
  Regarding Fund Investments................................    2
Investment Restrictions.....................................    3
Management of The Fund......................................    5
Compensation of Directors and Certain Officers..............   11
Investment Advisory and Other Services......................   12
Additional Information Concerning the Auctions for the
  Preferred Shares..........................................   15
Portfolio Transactions and Brokerage........................   16
Determination of Net Asset Value............................   16
Taxation....................................................   18
Performance Information.....................................   22
Counsel and Independent Accountants.........................   23
Additional Information......................................   24
Financial Statements........................................   24
Appendix A Ratings of Investments...........................  A-1
Appendix B Auction Procedures...............................  B-1
Appendix C Settlement Procedures............................  C-1

                      STATEMENT OF ADDITIONAL INFORMATION

     Scudder RREEF Real Estate Fund, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company organized as a Maryland corporation on August 6, 2002. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the Fund's Series A Auction Preferred Stock or Series B Auction Preferred Stock (collectively, the "Preferred Shares") should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVE AND POLICIES
               ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

     The following descriptions supplement the descriptions of the principal investment objective, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its non-fundamental investment policies without written notice to shareholders.

INVESTMENTS IN REAL ESTATE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS

     It is our fundamental policy to concentrate our investments in the U.S. real estate market and not in any other industry. Under normal market conditions, we will invest at least 90% of our total assets (net income, plus any borrowings for investment purpose) in income-producing common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts ("REITs").

REAL ESTATE COMPANIES

     For purposes of our investment policies, a company is a real estate company if, in the opinion of RREEF America, L.L.C. (the "Investment Advisor"), at the time its securities are purchased by the Fund, at least 50% of its revenues or at least 50% of the market value of its assets are attributed to the ownership, construction, financing, management or sale of real estate.

REAL ESTATE INVESTMENT TRUSTS

     A REIT is an issuer dedicated to owning, and usually operating, income-producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs. It is anticipated, although not required, that under normal market conditions at least 90% of the Fund's investments in REITs will consist of securities issued by Equity REITs. At least 80% of the Fund's total assets will be invested in income-producing equity securities of REITs.

PREFERRED STOCKS

     Preferred stocks pay fixed or floating dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The percentage of common and preferred stocks in the Fund's investment portfolio may vary over time based on the Investment Advisor's assessment of market conditions.

LOWER-RATED SECURITIES

     Securities rated non-investment grade (lower than Baa by Moody's Investors Service Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), are sometimes referred to as "high yield" or "junk" bonds. The Fund may only invest in securities rated CCC or higher by S&P, or rated Caa or higher by Moody's, or equivalent unrated securities. The issuers of these securities have a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund may invest no more than 20% of its total assets in preferred stock or debt securities rated below investment grade or unrated securities of comparable quality. This is a fundamental investment policy. In addition, the Fund will not invest in securities which are in default at the time of purchase. For a description of bond ratings, see Appendix A.

ILLIQUID SECURITIES

     A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value. At least 80% of the equity securities of real estate companies in which we intend to invest are traded on a national securities exchange or in the over-the-counter market, and up to 20% of the Fund's assets may be invested in illiquid investments, including direct investments in real estate and privately-negotiated equity or debt securities.

CASH RESERVES

     The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

     Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody's or S&P, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

     In entering into a repurchase agreement for the Fund, the Investment Advisor will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

                            INVESTMENT RESTRICTIONS

     The investment objective and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

     The Fund may not:

          1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; in addition to the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

          2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

          3. Purchase or sell real estate, mortgages on real estate or commodities, except that (i) the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and (ii) the Fund may hold and sell real estate or hold and sell mortgages on real estate, which, in the case of mortgages, are acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

          4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in futures contracts, options thereon and such similar instruments and may invest in securities or other instruments backed by physical commodities;

          5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

          6. Purchase preferred stock and debt securities rated, at the time of investment, below investment grade and unrated securities of comparable quality, if, as a result, more than 20% of the Fund's total assets would then be invested in such securities;

          7. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

          8. Enter into short sales unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contract and options are not deemed to constitute selling securities short;

          9. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

          10. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings or permitted strategies;

          11. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin; or

          12.  Invest for purposes of exercising control over management.

     The investment restrictions numbered 1 through 7 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority of the outstanding voting securities" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 8 through 12 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

     Fund Name. The Fund plans, under normal circumstances, to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of REITs, as the Fund's name suggests. The Fund will measure the percentage at the time an investment is made, not later. If market fluctuations or shareholder actions cause the Fund's investments to fall below the name policy limit, the Fund will act to remedy the situation as promptly as possible, normally within three business days. However, the Fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Investment Advisor believes such action may expose the Fund to losses or unreasonable risks of loss. Also, the Fund may occasionally depart from its name policy. For example, the Fund may depart from its name policy to avoid losses caused by adverse market, economic, political, or other conditions.

                             MANAGEMENT OF THE FUND


     The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, Investment Advisor, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers and the Investment Manager, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors. As of January 2, 2003, the Directors and officers as a group beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Fund.


     Starting with the first annual meeting of shareholders, the Board of Directors will be classified, with respect to the time for which Directors severally hold office, into three classes -- Class I, Class II and Class
III -- as nearly equal in number as reasonably possible, with the Directors in each Class to hold office until their successors are elected and qualified. At each succeeding annual meeting of the shareholders, the successors to the Class of Directors whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.


     Two Directors -- Messrs. Richard T. Hale and Robert H. Wadsworth -- have been re-designated as Preferred Share Directors. At the first annual meeting following the issuance of Preferred Shares, holders of Preferred Shares, voting as a separate class, will elect one Class I Director and the remaining Directors shall be elected by Common Shareholders and holders of Preferred Shares voting together as a single class. Additionally, holders of Preferred Shares, to the extent any such shares are outstanding, will elect one Class II Director at the next succeeding annual meeting of shareholders and the remaining Directors shall be elected by Common Shareholders and holders of Preferred Shares in the same manner as at the previous annual meeting. Holders of Preferred Shares will be entitled to elect a majority of the Fund's Directors under certain circumstances. See "Description of Preferred Shares -- Voting Rights" in the Prospectus.


     The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director or officer of one or more other investment companies advised by the Investment Manager and its affiliates. An asterisk (*) has been placed next to the name of the Director who is an "interested person" of the Fund, as such term is defined in the 1940 Act, by virtue of such person's affiliation with the Fund or the Investment Manager.

                       DIRECTORS AND OFFICERS OF THE FUND

                                                                                     NUMBER OF FUNDS
                                                                                       IN THE FUND
                          POSITION WITH THE                                           COMPLEX TO BE
                           FUND AND LENGTH           BUSINESS EXPERIENCE AND           OVERSEEN BY
NAME AND BIRTH DATE        OF TIME SERVED     DIRECTORSHIPS DURING THE PAST 5 YEARS    DIRECTOR(1)
-------------------       -----------------   -------------------------------------  ---------------
Independent Directors
Richard R. Burt........  Director since 2002  Chairman, IEP Advisors, Inc. (July           86
2/3/47                                        1998 to present); Chairman of the
                                              Board, Weirton Steel Corporation(2)
                                              (April 1996 to present); Member of
                                              the Board, Hollinger International,
                                              Inc.(2) (publishing) (1995 to
                                              present), HCL Technologies Limited
                                              (information technology) (April 1999
                                              to present), UBS Mutual Funds
                                              (formerly known as Brinson and
                                              Mitchell Hutchins families of funds)
                                              (1995 to present) (registered
                                              investment companies); and Member,
                                              Textron Inc.(2) International
                                              Advisory Council (July 1996 to
                                              present). Formerly, Partner, McKinsey
                                              & Company (consulting) (1991-1994)
                                              and US Chief Negotiator in Strategic
                                              Arms Reduction Talks (START) with
                                              former Soviet Union and US Ambassador
                                              to the Federal Republic of Germany
                                              (1985-1991); Member of the Board,
                                              Homestake Mining(2) (mining and
                                              exploration) (1998-February 2001),
                                              Archer Daniels Midland Company(2)
                                              (agribusiness operations) (October
                                              1996-June 2001) and Anchor Gaming
                                              (gaming software and equipment)
                                              (March 1999-December 2001).
S. Leland Dill.........  Director since 2002  Trustee, Phoenix Zweig Series Trust          84
3/28/30                                       (since September 1989), Phoenix
                                              Euclid Market Neutral Funds (since
                                              May 1998) (registered investment
                                              companies); Retired (since 1986).
                                              Formerly, Partner, KPMG Peat Marwick
                                              (June 1956-June 1986); Director,
                                              Vintners International Company Inc.
                                              (June 1989-May 1992), Coutts (USA)
                                              International (January 1992-March
                                              2000), Coutts Trust Holdings Ltd.,
                                              Coutts Group (March 1991-Mach 1999)
                                              and General Partner, Pemco
                                              (investment company) (June 1979-June
                                              1986).

                                                                                     NUMBER OF FUNDS
                                                                                       IN THE FUND
                          POSITION WITH THE                                           COMPLEX TO BE
                           FUND AND LENGTH           BUSINESS EXPERIENCE AND           OVERSEEN BY
NAME AND BIRTH DATE        OF TIME SERVED     DIRECTORSHIPS DURING THE PAST 5 YEARS    DIRECTOR(1)
-------------------       -----------------   -------------------------------------  ---------------
Martin J. Gruber.......  Director since 2002  Nomura Professor of Finance, Leonard         85
7/15/37                                       N. Stern School of Business, New York
                                              University (since 1964); Trustee,
                                              CREF (since 2000); Director, S.G.
                                              Cowen Mutual Funds (1985-2001), Japan
                                              Equity Fund, Inc. (since 1992), Thai
                                              Capital Fund, Inc. (2000 to present)
                                              and Singapore Fund, Inc. (since 2000)
                                              (registered investment companies).
Richard J. Herring.....  Director since 2002  Jacob Safra Professor of                     84
2/18/46                                       International Banking and Professor,
                                              Finance Department, The Wharton
                                              School, University of Pennsylvania
                                              (since 1972); Director, Lauder
                                              Institute of International Management
                                              Studies (since 2000); Co-Director,
                                              Wharton Financial Institutions Center
                                              (since 2000) and Vice Dean and
                                              Director, Wharton Undergraduate
                                              Division (1995-2000).
Joseph R. Hardiman.....  Director since 2002  Private Equity Investor (1997 to             82
5/27/37                                       present); Director, Soundview
                                              Technology Group Inc. (investment
                                              banking) (July 1998 to present),
                                              Corvis Corporation(2) (optical
                                              networking equipment) (July 2000 to
                                              present), Brown Investment Advisory &
                                              Trust Company (investment advisor)
                                              (February 2001 to present), The Nevis
                                              Fund (registered investment company)
                                              (July 1999 to present), and ISI
                                              Family of Funds (registered
                                              investment companies) (March 1998 to
                                              present). Formerly, Director, Circon
                                              Corp.(2) (medical instruments)
                                              (November 1998-January 1999);
                                              President and Chief Executive
                                              Officer, The National Association of
                                              Securities Dealers, Inc. and the
                                              NASDAQ Stock Market, Inc.
                                              (1987-1997); Chief Operating Officer
                                              of Alex, Brown & Sons Incorporated
                                              (now Deutsch Bank Securities Inc.)
                                              (1985-1987) and General Partner,
                                              Alex, Brown & Sons Incorporated (now
                                              Deutsch Bank Securities, Inc.)
                                              (1976-1985).

                                                                                     NUMBER OF FUNDS
                                                                                       IN THE FUND
                          POSITION WITH THE                                           COMPLEX TO BE
                           FUND AND LENGTH           BUSINESS EXPERIENCE AND           OVERSEEN BY
NAME AND BIRTH DATE        OF TIME SERVED     DIRECTORSHIPS DURING THE PAST 5 YEARS    DIRECTOR(1)
-------------------       -----------------   -------------------------------------  ---------------
Graham E. Jones........  Director since 2002  Senior Vice President, BGK                   84
1/31/33                                       Properties, Inc. (commercial real
                                              estate) (since 1995); Trustee, 8
                                              open-end mutual funds managed by
                                              Weiss, Peck & Greer (since 1985) and
                                              Trustee of 22 open-end mutual funds
                                              managed by Sun Capital Advisers, Inc.
                                              (since 1998).
Rebecca W. Rimel.......  Director since 2002  President and Chief Executive                84
4/10/51                                       Officer, The Pew Charitable Trusts
                                              (charitable foundation) (1994 to
                                              present). Formerly, Executive
                                              Director, The Pew Charitable Trusts
                                              (1988 to 1994); Director, ISI Family
                                              of Funds (registered investment
                                              companies) (1997 to 1999); and
                                              Director and Executive Vice
                                              President, The Glenmede Trust Company
                                              (investment trust and wealth
                                              management) (1994 to 2000).
Philip Saunders,         Director since 2002  Principal, Philip Saunders Associates        84
Jr. ...................                       (Economic and Financial Consulting)
10/11/35                                      (since 1998). Formerly, Director,
                                              Financial Industry Consulting, Wolf &
                                              Company (1997-1988); President, John
                                              Hancock Home Mortgage Corporation
                                              (1984-1986); Senior Vice President of
                                              Treasury and Financial Services, John
                                              Hancock Mutual Life Insurance
                                              company, Inc. (1982-1986).
William N. Searcy......  Director since 2002  Pension & Savings Trust Officer,             84
9/3/46                                        Sprint Corporation(2)
                                              (telecommunications) (since 1989);
                                              Trustee of 22 open-end mutual funds
                                              managed by Sun Capital Advisers, Inc.
                                              (since 1998).

                                                                                     NUMBER OF FUNDS
                                                                                       IN THE FUND
                          POSITION WITH THE                                           COMPLEX TO BE
                           FUND AND LENGTH           BUSINESS EXPERIENCE AND           OVERSEEN BY
NAME AND BIRTH DATE        OF TIME SERVED     DIRECTORSHIPS DURING THE PAST 5 YEARS    DIRECTOR(1)
-------------------       -----------------   -------------------------------------  ---------------
Robert H. Wadsworth....  Director since 2002  President, Robert H. Wadsworth               87
1/29/40                                       Associates, Inc. (consulting firm)
                                              (1982 to present); President and
                                              Director, Trust for Investment
                                              Managers (registered investment
                                              company) (1999 to present). Formerly,
                                              President, Investment Company
                                              Administration, L.L.C. (1992+-July
                                              2001); President, Treasurer and
                                              Director First Fund Distributors,
                                              Inc. (1990-January 2002); Vice
                                              President, Professionally Managed
                                              Portfolios (1999-2002) and Advisors
                                              Series Trust (1997-2002) (registered
                                              investment companies); and President,
                                              Guinness Flight Investment Funds,
                                              Inc. (registered investment
                                              Companies).
Interested Director
Richard T. Hale(3)*....  Chairman of the      Managing Director, Deutsche Bank             84
7/17/45                  Board and Director   Securities Inc. (formerly Deutsche
                         since 2002           Banc Alex, Brown Inc.) and Deutsche
                                              Asset Management (1999 to present);
                                              Director and President, Investment
                                              Company Capital Corp. (registered
                                              investment advisor) (1996 to
                                              present); President, DB Hedge
                                              Strategies Fund LLC (registered
                                              investment company) (June 2002 to
                                              present); Director, Deutsche Global
                                              Funds, Ltd. (2000 to present), CABEI
                                              Fund (2000 to present). North
                                              American Income Fund (2000 to
                                              present) (registered investment
                                              companies); Vice President, Deutsche
                                              Asset Management, Inc. (2000 to
                                              present). Chartered Financial
                                              Analyst. Formerly, Director, ISI
                                              Family of Funds (registered
                                              investment companies) (1992-1999).

---------------

+ Inception date of the corporation which was the predecessor to the LLC.

                         POSITION WITH THE
                          FUND AND LENGTH                  BUSINESS EXPERIENCE AND
NAME AND BIRTH DATE       OF TIME SERVED            DIRECTORSHIPS DURING THE PAST 5 YEARS
-------------------      -----------------          -------------------------------------
Officers
William Glavin(4)......  President and       Managing Director of Deutsche Asset Management,
8/30/58                  Chief Executive     Inc. (1997 to present). Vice President and Director
                         Officer since       of Scudder Distributors, Inc., Trustee, Crossroads
                         2002                for Kids, Inc. (serves at risk children).
Daniel O. Hirsch(4)....  Vice President      Managing Director, Deutsche Asset Management (2000
3/27/54                  and Secretary       to present) and Director, Global Funds Ltd., (2002
                         since 2002          to present). Formerly, Director, Deutsche Asset
                                             Management (1999-2000), Principal, BT Alex, Brown
                                             Incorporated (now Deutsche Bank Securities Inc.)
                                             (1998-1999); Assistant General Counsel, Securities
                                             and Exchange Commission (1993-1998).
Judith A.                Vice President      Managing Director, Deutsche Investment Management
Hannaway(4)............  since 2002          Americas Inc. (1997 to present).
3/29/55
Amy M. Olmert(4).......  Assistant           Director, Deutsche Asset Management (January 1999
5/14/63                  Secretary since     to present); Certified Public Accountant (1989 to
                         2002                Present). Formerly, Vice President, BT Alex, Brown
                                             Incorporated (now Deutsche Bank Securities Inc.)
                                             (1997-1999); Senior Manager, Coopers & Lybrand
                                             L.L.P. (now PricewaterhouseCoopers LLP)
                                             (1992-1997).
Bruce A.                 Assistant           Director, Deutsche Asset Management since 2002.
Rosenblum(4)...........  Secretary since     Formerly, Vice President, Deutsche Asset Management
9/14/60                  2002                (2000-2002); Partner, Freedman, Levy, Kroll &
                                             Simonds (1994-2000); Counsel to Commissioner J.
                                             Carter Beese, Staff Attorney, Divisions of
                                             Enforcement and Corporation Finance, Securities and
                                             Exchange Commission (1986-1994).
Charles A. Rizzo(4)....  Treasurer and       Director, Deutsche Asset Management (April 1999 to
8/5/57                   Chief Financial     present); Certified Public Accountant; Certified
                         Officer since       Management Accountant. Formerly, Vice President and
                         2002                Department Head, BT Alex, Brown Incorporated (now
                                             Deutsche Bank Securities Inc.) (1998-1999); Senior
                                             Manager, Coopers & Lybrand L.L.P. (now
                                             PricewaterhouseCoopers LLP) (1993-1998).
Kenneth Murphy(4)......  Vice President      Vice President, Deutsche Asset Management, Inc.
10/13/63                 since 2002          (2000 to present); Formerly, Director, John Hancock
                                             Signature Services (1992 to 2000), Senior Manager,
                                             Prudential Mutual Fund Services (1987-1992).


---------------

(1) As of May 31, 2002 the total number of Funds in the Fund Complex is 87.

(2) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(3) Mr. Hale is a director who is an "interested person" within the meaning of
    Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.


(4) Ms. Hannaway, Ms. Olmert and Messrs. Glavin, Hirsch, Murphy, Rosenblum and Rizzo also hold similar positions for other investment companies for which Deutsche Asset Management, Inc. or an affiliate serves as the adviser.


     The Board has established an Audit Committee, a Valuation Committee and the Pricing Committee. The Audit Committee is composed of the current Independent Directors of the Board. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants.

     The Valuation Committee is responsible for advising the Board with respect to the valuation of portfolio assets. The members of the Valuation Committee are Messrs. Burt, Dill, Hale, Jones, Saunders, Searcy and Wadsworth.

     The members of the Pricing Committee are any one "interested" and any one "disinterested" director of the Fund. The Pricing Committee is responsible for designating the amount, price and certain other terms of the Common Shares and Preferred Shares to be sold by the Fund.

                 COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

     The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the current fiscal year ending December 31, 2002 and the aggregate compensation paid by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2002. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $112,000 for service as a Director of the Fund and of certain other funds overseen by the Board of Directors that are advised by the Investment Manager or its affiliates, an aggregate fee of $3,000 for each meeting of such funds attended and an aggregate fee of $1,000 for each telephonic meeting of such funds attended. The chair of the audit committee receives an additional aggregate fee of $5,000 annually and is reimbursed for the expenses of attendance at such meetings. In the column headed "Total Compensation From Fund Complex Paid to Directors," the compensation paid to each Director represents the aggregate amount paid to the Director by the Fund and such other funds that each Director serves or served. The Directors do not receive any pension or retirement benefits from the fund complex.

                                                                               TOTAL
                                                                            COMPENSATION
                                                              AGGREGATE       COMPLEX
                                                             COMPENSATION     PAID TO
NAME OF DIRECTOR                                              FROM FUND      DIRECTORS
----------------                                             ------------   ------------
Richard Burt...............................................      $118         $77,565
S. Leland Dill.............................................       122          84,095
Martin J. Gruber...........................................       118          80,313
Joseph R. Hardiman.........................................       118          77,385
Richard J. Herring.........................................       118          80,430
Graham E. Jones............................................       118          62,877
Rebecca W. Rimel...........................................       118          77,627
Philip Saunders, Jr........................................       118          79,930

                                                                               TOTAL
                                                                            COMPENSATION
                                                              AGGREGATE       COMPLEX
                                                             COMPENSATION     PAID TO
NAME OF DIRECTOR                                              FROM FUND      DIRECTORS
----------------                                             ------------   ------------
William N. Searcy..........................................       118          63,785
Robert H. Wadsworth........................................       118          78,402
Richard T. Hale............................................       -0-             -0-

     The following table shows the dollar range of equity securities owned by the Directors in the Fund and in other investment companies overseen by the Directors within the same family of investment companies as of May 31, 2002. Investment companies are considered to be in the same family if they share the same investment adviser or hold themselves out to investors as related companies.

                                                                               AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                                                 REGISTERED INVESTMENT
                                                                                 COMPANIES OVERSEEN BY
                                                      DOLLAR RANGE OF EQUITY   THE DIRECTOR IN THE FAMILY
NAME OF DIRECTOR                                      SECURITIES IN THE FUND    OF INVESTMENT COMPANIES
----------------                                      ----------------------   --------------------------
DISINTERESTED DIRECTORS:
  Richard Burt......................................           None                   over $100,000
  S. Leland Dill....................................           None                   over $100,000
  Martin J. Gruber..................................           None                 $10,001-$50,000
  Joseph R. Hardiman................................           None                   over $100,000
  Richard J. Herring................................           None                   over $100,000
  Graham E. Jones...................................           None                   over $100,000
  Rebecca W. Rimel..................................           None                   over $100,000
  Philip Saunders, Jr...............................           None                 $50,001-$10,000
  William N. Searcy.................................           None                 $10,001-$50,000
  Robert H. Wadsworth...............................           None                   over $100,000
INTERESTED DIRECTOR:
  Richard T. Hale...................................           None                   over $100,000

     None of the disinterested Directors nor their family members had any interest in the Investment Manager, the Investment Advisor, UBS Warburg LLC, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Manager, the Investment Advisor or UBS Warburg LLC as of December 31, 2001.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT MANAGER


     Deutsche Asset Management, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, is the Fund's investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Fund's Board of Directors, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services. The Investment Manager provides a full range of investment advisory services to retail and institutional clients, and as of September 30, 2002 had total assets of approximately $85 billion under management (excluding approximately $221 million raised in connection with the Fund's common shares offering). The Investment Manager is part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

     Pursuant to an Investment Advisory Agreement, the Investment Manager has delegated to the Investment Advisor the day-to-day management of the Fund's investment portfolio. The Investment Advisor, which was formed in 1975, is a leading U.S.-based real estate investment manager which as of September 30, 2002 had approximately $17.6 billion in real estate assets under management (excluding approximately $221 million raised in connection with the Fund's common shares offering). With offices in Chicago, San Francisco and New York, the Investment Advisor is managed by 17 principals and employs 600 real estate professionals. The Investment Advisor is an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. DB Real Estate is the largest adviser of combined real property and real estate equity securities globally with more than $36 billion in assets under management.


     For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.85% of the average daily managed assets of the Fund (which equals the net asset value of the Common Shares plus the liquidation preference of any Preferred Shares and the principal amount of any Borrowings used for leverage). This fee is higher than the fees incurred by many other investment companies but is comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive a portion of its investment advisory fees in the amount of 0.25% of average daily managed assets through October 31, 2007, such waiver declining by 0.05% of average daily managed assets in each of the next four twelve-month periods. When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the liquidation preference of any Preferred Shares and the principal amount of Borrowings for leverage. Because the fees paid to the Investment Manager are determined on the basis of the Fund's managed assets, the Investment Manager's interest in determining whether to leverage the Fund may differ from the interests of the Fund.

     The Investment Management Agreement provides that the Investment Manager shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Investment Management Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under the Investment Management Agreement.

     The Investment Management Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Fund's Board of Directors or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the independent directors who are not parties to such contract or agreement. The Investment Management Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 90 days' written notice by the Investment Manager.

     To the extent permissible by law and subject to approval of the Board of Directors, pursuant to the Investment Management Agreement, the Investment Manager is authorized to appoint certain of its affiliates as sub-advisers to perform certain of the Investment Manager's duties. In such cases, the Investment Manager is also authorized to adjust the duties, the amount of assets to be managed and the fees paid by the Investment Manager to any such affiliated sub-advisers. These affiliated sub-advisers must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the independent directors and the full Board of Directors of the Fund. Shareholders of the Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the Independent Directors. The management fee rates paid by the Fund would not increase as a result of any such action since all fees incurred by a sub-adviser will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-adviser.

     Under its Investment Advisory Agreement with the Fund, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments.

     The Investment Advisory Agreement provides that the Investment Advisor shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor in the performance of its duties or from reckless disregard by the Investment Advisor of its obligations and duties under the Investment Advisory Agreement.

     The Investment Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Fund's Board of Directors or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the independent directors who are not parties to such contract or agreement. The Investment Advisory Agreement may be terminated without penalty upon 60 days' written notice by the Investment Manager to the Investment Advisor or upon 90 days' written notice by the Investment Advisor to the Investment Manager or by a majority vote of the outstanding voting securities of the Fund, and automatically terminates in the event of the termination of the Fund's Investment Management Agreement or in the event of its assignment.

CODE OF ETHICS

     The Fund and the Investment Manager have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

     The Investment Advisor has also adopted a Code of Ethics in compliance with Rule 17j-1. Among other provisions, the Investment Advisor's Code of Ethics prohibits portfolio managers and other investment personnel from buying or selling any real estate securities or any securities sold in private placements in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership without the prior approval of the Fund's compliance officer.

PRIVACY POLICY

     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

     The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

     The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to employees of its service providers with a legitimate business need for the information.

                 ADDITIONAL INFORMATION CONCERNING THE AUCTIONS
                            FOR THE PREFERRED SHARES

     General. Depository Trust Company ("DTC") will act as the securities depository with respect to the Preferred Shares. One certificate for all of the Preferred Shares of any series will be registered in the name of Cede & Co., as nominee of the securities depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the Preferred Shares contained in the Articles Supplementary. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of the Directors, as described under "Description of Preferred
Shares -- Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the Preferred Shares, whether for its own account or as a nominee for another person.

     Concerning The Auction Agent. Deutsche Bank Trust Company Americas (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

     The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction -- Secondary Market Trading and Transfers of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

     The Auction Agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

     Broker-Dealers. The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 0.25% in the case of any Auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.

     The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

     The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Advisor. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

     In selecting a broker to execute each particular transaction, the Investment Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Advisor's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Advisor and is available for the benefit of other accounts advised by the Investment Advisor and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Advisor's expenses, it is not possible to estimate its value and in the opinion of the Investment Advisor it does not reduce the Investment Advisor's expenses in a determinable amount. The extent to which the Investment Advisor makes use of statistical, research and other services furnished by brokers is considered by the Investment Advisor in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Advisor does so in accordance with its judgment of the best interests of the Fund and its shareholders. In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Investment Advisor may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of common shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading (the "Value Time"). The NYSE is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of common shares outstanding.

     An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value

Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

     Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent at the most recent bid price. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

     An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price, if applicable, as of the Value Time on the relevant exchange. Certain futures contracts (and options thereon), such as S&P 500 and Nasdaq 100 contracts, are valued using settlement prices on the futures exchanges for those contracts determined shortly after the Value Time. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Investment Advisor to be appropriate.

     Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

     If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Board's Valuation Committee, represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Board's Valuation Committee.

                                    TAXATION

     The discussion set out below of tax considerations generally affecting the Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders who should consult their own tax advisors.

FEDERAL INCOME TAX TREATMENT OF THE FUND

     The Fund intends to qualify for, and to elect to be treated as, a regulated investment company under Subchapter M of the Code and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of any two or more issuers that are controlled by the Fund and engaged in the same, similar or related trades or business.

     As a regulated investment company, in any taxable year with respect to which the Fund distributes at least 90% of its net investment income (i.e., the Fund's investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), the Fund (but generally not its shareholders) generally will be relieved of U.S. federal income taxes on its net investment income and net capital gain (i.e., the Fund's net long-term capital gain in excess of the sum of its net short-term capital loss and capital loss carryovers from prior years, if any) that it distributes to shareholders. However, the Fund will be subject to federal income tax (currently imposed at a maximum rate of 35%) on any undistributed net investment income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax payable by the Fund. To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gain net income for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year. To prevent application of the excise tax, the Fund intends to make distributions to satisfy the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gain for investment.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will generally constitute dividends which, although possibly eligible for the dividends received deduction available to corporate shareholders, will be taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated as long-term capital gain in the shareholder's hands. Furthermore, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Shares and/or the Preferred Shares until the asset coverage is restored. See "Description of Preferred Shares -- Restrictions on Dividends, Redemption and Other Payments" in the Prospectus. Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability, a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

     Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940
Act) Preferred Shares in order to maintain or restore the asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to repurchase or redeem Preferred Shares and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund.

     Use of the Fund's cash to repurchase or redeem Preferred Shares may adversely affect the Fund's ability to distribute annually at least 90% of its net investment income, which distribution is required in order for the Fund to qualify for taxation as a regulated investment company. The Fund may also recognize income in connection with funding repurchases or redemptions of Preferred Shares, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of Preferred Shares might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances.

     Investments of the Fund in debt securities issued at a discount (or treated as if issued at a discount) or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to certain securities issued or treated as if issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to satisfy both the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes, even though the Fund receives no cash interest payments. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold.

     The Fund's transactions in forward contracts and options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

  NATURE OF FUND'S INVESTMENTS

     Some of the Fund's investment practices are subject to special provisions of the Code that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distributions requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF PREFERRED SHARES

     Under present law and based in part on the fact that there is no express or implied agreement between or among a Broker-Dealer or any other party, and the Fund or any owners of the Preferred Shares, that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of Preferred Shares will be able to sell his or her shares, the Fund is of the opinion that the Preferred Shares will constitute stock of the Fund for federal income tax purpose, and thus distributions with respect to the Preferred Shares (other than capital gain distributions and distributions in redemption of the Preferred Shares subject to section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. The following discussion assumes such treatment will apply.

     The Fund's income will consist of net investment income and may also consist of net capital gain. The character of the Fund's income will not affect the amount of dividends to which the holders of the Preferred Shares are entitled. Holders of the Preferred Shares are entitled to receive only the amount of dividends as determined by periodic auctions. For federal income tax purposes, however, the Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the Common Shares and the Preferred Shares as consisting of particular types of income (net capital gain and ordinary income) in accordance with each class's proportionate share of the total dividends paid to both classes. Thus, each dividend paid with respect to the Preferred Shares during a year will be designated as ordinary income dividends and distributions and, if the Fund designates any dividend as capital gains dividend, capital gains in proportion to the total dividends paid on the Preferred Shares during the year to the total distributions paid on both the Preferred Shares and the Common Shares during the year. Each holder of the Preferred Shares during the year will be notified of the allocation within 60 days after the end of the year. The amount of the net capital gain realized by the Fund may not be significant, and there is no assurance that any such income will be realized by the Fund in any year. Distributions of the Fund's net investment income and any excess of the Fund's net short-term capital gains over its net long-term capital losses are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gains, if any, are taxable to shareholders at rates applicable to long-term capital gains, regardless of the length of time the Preferred Shares have been held by the holders. Distributions in excess of the Fund's earnings and profits will first reduce a shareholder's adjusted tax basis in his or her Preferred Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to a holder of Preferred Shares who holds his or her Preferred Shares as a capital asset.

     Although the Fund is required to distribute at least 90% of its net investment income, the Fund is not required to distribute net capital gain to its shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gain"). In such case, the Fund may elect to have its shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of the net undistributed capital gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of the tax paid by the Fund on the net undistributed capital gain, and will increase the tax basis for his or her shares by an amount equal to the difference between the deemed distribution, less the tax credit. However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to the Preferred Shares for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Internal Revenue Service as to the allocation of the net undistributed capital gain between the Common Shares and the Preferred Shares, the Fund intends to distribute its net capital gain for any year during which it has Preferred Shares outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of Preferred Shares are entitled.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December with a record date in such months, and paid in January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on December 31. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The IRS has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class's proportionate share of a particular type of income. However, the private ruling is not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will respect such treatment.

     Most of the Fund's net investment income is expected to be derived from REITs and interest-bearing securities. Accordingly, dividends paid with respect to the Preferred Shares generally will not qualify for the dividends received deduction available to corporate shareholders. However, from time to time, a portion of the Fund's net investment income may be attributable to dividends on equity securities which are eligible for the dividends received deduction under
Section 243 of the Code. Corporate shareholders who otherwise are eligible to claim the dividends received deduction under Section 243 of the Code can deduct 70% of the portion of the Preferred Shares dividend representing the shareholder's portion of the Fund's eligible dividend income. The Internal Revenue Service has ruled that corporate shareholders of a regulated investment company must meet the holding requirements of Section 246(c) of the Code with respect to their shares of the regulated investment company in order to qualify for the dividends received deduction. The Fund will inform holders of Preferred Shares of the source and tax status of all of the Fund's distributions shortly after the close of each calendar year.

SALE OF SHARES

     A holder's sale of Preferred Shares will be a taxable transaction for federal income tax purposes. Selling holders of Preferred Shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the Preferred Shares sold. If such Preferred Shares are held as a capital asset, the gain or loss will generally be a capital gain or loss. Similarly, a redemption (including a redemption by the Fund resulting from liquidation of the Fund), if any, of all the Preferred Shares actually and constructively held by a shareholder generally will give rise to capital gain or loss if the shareholder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss if several conditions imposed by the Code are satisfied. Any loss realized on a sale or exchange of Preferred Shares will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the original shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon a taxable disposition of Preferred Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares.

BACKUP WITHHOLDING

     The Fund may be required to withhold for U.S. federal income tax purposes a portion of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. The withholding percentage is currently 30% and will decrease to 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will return to 31%, unless amended by Congress. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8 BEN certifying their non-United States status. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

INFORMATION WITHHOLDING

     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

OTHER TAXATION

     Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding taxes on certain distributions at a rate of 30%, or such lower rates as may be prescribed by any applicable treaty. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in Preferred Shares.

                            PERFORMANCE INFORMATION

     From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

     In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Russell 2000 Index, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Wilshire REIT Index, the Lehman Brothers Aggregate Bond Index, Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.)

                      COUNSEL AND INDEPENDENT ACCOUNTANTS

     Willkie Farr & Gallagher serves as counsel to the Fund, and is located at 787 Seventh Avenue, New York, New York 10019.


     The financial statements of the Fund as of October 24, 2002 incorporated by reference in this Statement of Additional Information have been audited by PricewaterhouseCoopers, LLP, independent auditors, as set forth in their report thereon incorporated by reference therein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers, LLP provides accounting and auditing services to the Fund. PricewaterhouseCoopers, LLP is located at 160 Federal Street, Boston, Massachusetts 02110.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.


                              FINANCIAL STATEMENTS



     Following are the audited financial statements for the initial capitalization for the Scudder RREEF Real Estate Fund dated October 24, 2002 and the report of PricewaterhouseCoopers, LLP.



                      SCUDDER RREEF REAL ESTATE FUND, INC.



           STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 24, 2002



Assets:
  Cash......................................................  $100,003
  Deferred Offering Costs...................................   630,506
  Receivable from adviser...................................    36,250
                                                              --------
     Total Assets...........................................   766,759
                                                              ========
Liabilities:
  Accrued expenses..........................................   630,506
  Payable for organization costs............................    36,250
                                                              --------
Total Liabilities...........................................   666,756
                                                              --------
Net Assets..................................................  $100,003
                                                              ========
Net Assets consist of:
  Capital Stock.............................................        70
  Paid-in Capital...........................................    99,933
                                                              --------
Net Assets..................................................  $100,003
                                                              ========
Net asset value per and redemption price per share
  ($100,003/6,981 shares of common stock outstanding, $.01
  par value, 240,000,000 shares authorized).................  $ 14.325
                                                              ========
Maximum offering price per share (100/95.5 of $14.325)......  $ 15.000
                                                              ========

                            STATEMENT OF OPERATIONS



                     FOR THE ONE DAY ENDED OCTOBER 24, 2002



INVESTMENT INCOME...........................................  $     --
                                                              ========
Expenses:
  Organization costs........................................    36,250
  Reimbursement from Advisor................................   (36,250)
                                                              --------
  Net Expenses..............................................  $     --
                                                              --------
  Net Income................................................  $     --
                                                              --------



THE ACCOMPANYING NOTE IS AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS



NOTE 1:  ORGANIZATION



     Scudder RREEF Real Estate Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company organized as a Maryland corporation on August 6, 2002, as amended. The authorized capital stock of the Fund consists of 250,000,000 shares of a par value of $0.01 each of which 240,000,000 shares are classified as Common Shares and 10,000,000 shares are classified as Fund Preferred Shares. The Board of Directors have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. The Fund has had no operations to date other than matters relating to its organization and registration as a non-diversified company.



     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. Offering costs, of up to $0.03 per share of the Fund's Common Shares Issued, incurred by the Fund in connection with its organization have been deferred and are being amortized over twelve months.



     Deutsche Asset Management, Inc. has agreed to pay the amount by which the aggregate of all the Fund's organizational expenses and all offering costs (other than sales load) exceed $0.03 per share.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholder and Board of Directors of Scudder RREEF Real Estate Fund,
Inc.:



     In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of Scudder RREEF Real Estate Fund, Inc. (the "Fund") at October 24, 2002 and the results of its operations for the one day then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



                                          PricewaterhouseCoopers, LLP


Boston, Massachusetts


October 25, 2002

                      SCUDDER RREEF REAL ESTATE FUND, INC.



          SCHEDULE OF INVESTMENTS AS OF NOVEMBER 30, 2002 (UNAUDITED)



                                                               SHARES       VALUE($)
                                                              ---------   ------------
COMMON STOCKS -- 85.2%

APARTMENTS -- 19.4%
Amli Residential Properties Trust...........................    202,600      4,361,978
Apartment Investment & Management Co. ......................    295,000     11,024,150
Archstone-Smith Trust.......................................    279,400      6,454,140
Camden Property Trust.......................................    199,300      6,774,207
Cornerstone Realty Income Trust, Inc. ......................    279,600      2,323,476
Gables Residential Trust....................................    360,300      8,895,807
Home Properties of NY, Inc. ................................     19,900        651,725
Town & Country Trust........................................    110,500      2,292,875
                                                                          ------------
                                                                            42,778,358

DIVERSIFIED/OTHER -- 18.0%
Entertainment Properties Trust..............................     99,500      2,324,320
Innkeepers Private Placement................................    750,000      6,750,000
iStar Financial, Inc. ......................................    225,000      6,176,250
Keystone Property Trust.....................................    255,600      4,294,080
Liberty Property Trust......................................    290,500      9,136,225
Mack-Cali Realty Corp.......................................    223,600      6,708,000
Vornado Realty Trust........................................    116,400      4,348,704
                                                                          ------------
                                                                            39,737,579

HOSPITALITY -- 3.9%
Hospitality Properties Trust................................    197,800      6,744,980
RFS Hotel Investors, Inc. ..................................    149,000      1,788,000
                                                                          ------------
                                                                             8,532,980

OFFICE/INDUSTRIAL -- 28.0%
Arden Realty, Inc. .........................................    297,900      6,637,212
Carramerica Realty Corp.....................................    226,700      5,740,044
EastGroup Properties, Inc. .................................     69,900      1,735,617
First Industrial Realty Trust, Inc. ........................    318,500      8,602,685
Glenborough Realty Trust, Inc. .............................    173,200      2,987,700
Highwoods Properties, Inc. .................................    517,300     10,552,920
HRPT Properties Trust.......................................  1,236,400     10,348,668
Kilroy Realty Corp..........................................    195,300      4,435,263
Koger Equity, Inc. .........................................    134,000      2,059,580
Mission West Properties, Inc. ..............................    214,200      2,176,272
Trizec Properties, Inc. ....................................    660,400      6,537,960
                                                                          ------------
                                                                            61,813,921
The accompanying notes are an integrated part of the financial statements.

                                                               SHARES       VALUE($)
                                                              ---------   ------------
REGIONAL MALLS -- 14.9%
Developers Diversified Realty Corp..........................    179,800      3,960,994
General Growth Property Group, Inc. ........................     89,100      4,401,540
Glimcher Realty Trust.......................................    265,700      4,384,050
Heritage Property Investment Trust..........................    361,800      8,972,640
JDN Realty Corp.............................................     36,400        406,952
New Plan Excel Realty Trust.................................    221,600      4,192,672
Taubman Centers, Inc. ......................................    131,600      2,142,448
The Macerich Co.............................................    143,800      4,372,958
                                                                          ------------
                                                                            32,834,254

RETAIL -- 1.0%
Chelsea Property Group, Inc. ...............................     65,900      2,256,416
                                                                             2,256,416
                                                                          ------------
TOTAL COMMON STOCKS (COST $183,274,647).....................               187,953,508
                                                                          ============

PREFERRED STOCKS -- 7.8%
Boykin Lodging Co...........................................     83,500      2,100,025
Host Marriot Corp...........................................      2,400         60,960
Host Marriot Corp...........................................      9,900        249,480
Host Marriot Corp...........................................      6,700        168,840
Ramco-Gershenson Property Trust.............................    200,000      5,060,000
Simon Property Group, Inc. .................................     84,800      7,813,472
Taubman Centers, Inc. ......................................     71,300      1,686,245
                                                                          ------------
TOTAL PREFERRED STOCKS (COST $17,048,555)...................                17,139,022
                                                                          ============



                                                                 % OF
                                                              NET ASSETS     VALUE($)
                                                              ----------   ------------
TOTAL INVESTMENT -- (COST $200,323,202).....................       93.0    $205,092,530
                                                                           ============
Other Assets and Liabilities, Net...........................        7.0      15,494,889
Net Assets..................................................      100.0     220,587,419



The accompanying notes are an integrated part of the financial statements.

                      SCUDDER RREEF REAL ESTATE FUND, INC.



                       STATEMENT OF ASSETS & LIABILITIES


                      AS OF NOVEMBER 30, 2002 (UNAUDITED)




ASSETS
  Investments in securities, at value (cost $200,323,202)...  $205,092,530
  Cash......................................................    22,293,732
  Dividends receivable......................................       160,865
                                                              ------------
     Total assets...........................................   227,547,127
                                                              ------------
LIABILITIES
  Payable for investments purchased.........................     6,750,000
  Payable for organization costs............................        88,072
  Accrued management fee....................................       107,219
  Other accrued expenses and payables.......................        14,417
                                                              ------------
Total liabilities...........................................     6,959,708
                                                              ------------
Net assets, at value........................................  $220,587,419
                                                              ============
NET ASSETS
Net assets consist of:
  Undistributed net investment income (loss)................  $    837,744
  Net unrealized appreciation (depreciation) on:
     Investment securities..................................     4,769,328
  Accumulated net realized gain (loss)......................         5,341
  Paid-in capital...........................................   214,975,006
                                                              ------------
Net assets, at value........................................  $220,587,419
                                                              ============
NET ASSET VALUE
Net asset value, per share ($220,587,419 / 15,006,981 shares of common stock issued and outstanding $.01 par value,
  240,000,000 number of shares authorized)..................  $      14.70
                                                              ============



The accompanying notes are an integrated part of the financial statements.

                      SCUDDER RREEF REAL ESTATE FUND, INC.



                            STATEMENT OF OPERATIONS


FOR THE PERIOD OCTOBER 31, 2002(COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 2002
                                  (UNAUDITED)




INVESTMENT INCOME
Dividends...................................................  $1,047,453
                                                              ----------
Total income................................................   1,047,453
                                                              ----------
Expenses:
  Management fee............................................     151,894
  Services to shareholders..................................       1,143
  Custodian and accounting fees.............................      25,715
  Auditing..................................................       1,905
  Legal.....................................................       5,714
  Directors' fees and expenses..............................       5,714
  Reports to shareholders...................................       1,905
  Organization expenses.....................................      88,072
  Other.....................................................       8,571
                                                              ----------
Total expenses before expense reductions....................     290,633
Expense reductions..........................................     (80,924)
                                                              ----------
Total expenses, after expense reductions....................     209,709
                                                              ----------
Net investment income (loss)................................     837,744
                                                              ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
Net realized gain (loss) from:
  Investments...............................................       5,341
                                                              ----------
                                                                   5,341
                                                              ----------
Net unrealized appreciation (depreciation) during the period on:
  Investments...............................................   4,769,328
                                                               4,769,328
                                                              ----------
Net gain (loss) on investment transactions..................   4,774,669
                                                              ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $5,612,413
                                                              ==========



The accompanying notes are an integrated part of the financial statements.

                      SCUDDER RREEF REAL ESTATE FUND, INC.



                       STATEMENT OF CHANGES IN NET ASSETS


FOR THE PERIOD OCTOBER 31, 2002(COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 2002
                                  (UNAUDITED)




Increase (Decrease) in Net Assets
OPERATIONS:
Net investment income (loss)................................   $    837,744
Net realized gain (loss)....................................          5,341
Net unrealized appreciation (depreciation) on investment
  transactions during the period............................      4,769,328
                                                               ------------
Net increase (decrease) in net assets resulting from
  operations................................................      5,612,413
                                                               ------------
FUND SHARE TRANSACTIONS:
Proceeds from issuance of common shares.....................    214,875,003
Net increase (decrease) in net assets from Fund share
  transactions..............................................    214,875,003
                                                               ------------
INCREASE (DECREASE) IN NET ASSETS...........................    220,487,416
Net assets at beginning of period (seed capital)............        100,003
                                                               ------------
NET ASSETS AT END OF PERIOD (including undistributed net
  investment income of $837,744 at November 30, 2002).......   $220,587,419
                                                               ------------
OTHER INFORMATION
Shares outstanding at beginning of period (seed capital)....          6,481
                                                               ------------
Shares issued...............................................     15,000,000
Net increase(decrease) in shares outstanding during the
  period....................................................     15,006,981
                                                               ------------
Shares outstanding at end of period.........................     15,006,981
                                                               ============



The accompanying notes are an integrated part of the financial statements.

                      SCUDDER RREEF REAL ESTATE FUND, INC.



                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



A.  SIGNIFICANT ACCOUNTING POLICIES



     Scudder RREEF Real Estate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.



     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.



     Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.



     Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.



     Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.



     Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.



     Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.



     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.



     Organization Costs. Costs incurred by the Fund in connection with its organization are charged to the Fund within its initial year of operations.



     Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.



B.  PURCHASE AND SALES OF SECURITIES



     During the period ended November 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $200,622,332 and $304,471, respectively.

                      SCUDDER RREEF REAL ESTATE FUND, INC.

C.  RELATED PARTIES



  MANAGEMENT AGREEMENT



     Under the Investment Management Agreement (the "Investment Management Agreement") with Deutsche Asset Management, Inc. ("DeAM" or the "Investment Manager"), the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services. Pursuant to the Investment Advisory Agreement with RREEF America, LLC (the "Investment Advisor"), the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Advisor is an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. The management fee payable under the Investment Management Agreement equals to an annual rate of 0.85% of the Fund's average daily managed assets, computed and accrued daily and payable monthly.



     In addition, for the period from October 31, 2002 through November 30, 2002, the Investment Manager has contractually agreed to waive a portion of its investment management fees in the amount of 0.25% of average daily total managed assets until October 31, 2007, such waiver declining by 0.05%, in each of the next four twelve-month periods. Accordingly, for the period, the Investment Manager did not impose a portion of its management fee pursuant to the Investment Management Agreement aggregating $44,674 and the amount imposed aggregated $107,219, which was equivalent to an annualized effective rate of 0.60% of the Fund's average daily managed assets. Under this agreement, the Investment Manager reimbursed additional expenses of $36,250.



  SERVICE PROVIDER FEES



     Scudder Investment Service Company ("SISC"), an affiliate of the Investment Manager, is the transfer agent, dividend-paying agent and registrar for the Fund. For the period from October 31, 2002 through November 30, 2002, the amount charged to the Fund by SISC aggregated $1,143, all of which is unpaid at November 30, 2002.



     Scudder Fund Accounting Services Corporation ("SFAC"), a subsidiary of the Investment Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the period from October 31, 2002 through November 30, 2002, the amount charged to the Fund by SFAC aggregated $14,285, all of which is unpaid at November 30, 2002.



     Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Investment Manager retainer fees plus specified amounts for attended board and committee meetings.

                                                                      APPENDIX A

                             RATINGS OF INVESTMENTS

     Description of certain ratings assigned by S&P and Moody's:

S&P

  LONG-TERM

  "AAA" -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

  "AA" -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

  "A" -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

  "BBB" -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  "BB," "B," "CCC," "CC," and "C" -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

  "BB" -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  "B" -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  "CCC" -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

  "CC" -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

  "C" -- A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

  "D" -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  "r" -- The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

  "N.R." -- The designation "N.R." indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

  Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

  SHORT-TERM

  "A-1" -- A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

  "A-2" -- A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

  "A-3" -- A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

  "B" -- A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

  "C" -- A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  "D" -- A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

  LONG-TERM

  "Aaa" -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  "Aa" -- Bonds rated "Aa" are judged to be of high quality by all standards.

Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

  "A" -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  "Baa" -- Bonds rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  "Ba" -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  "B" -- Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  "Caa" -- Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  "Ca" -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  "C" -- Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

 PREFERRED STOCK

     Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

     These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

  "aaa" -- An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

  "aa" -- An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

  "a" -- An issue rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  "baa" -- An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

  "ba" -- An issue rated "ba" is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  "b" -- An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

  "caa" -- An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

  "ca" -- An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

  "c" -- This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     - Leading market positions in well-established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                                                      APPENDIX B

                               AUCTION PROCEDURES

     The following procedures will be set forth in provisions of the Articles Supplementary relating to the Preferred Shares and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Capitalized terms used herein are defined in the Articles Supplementary or the Prospectus, except that the term "Corporation" means the Fund. Nothing contained in this Appendix B constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

PART II:  AUCTION PROCEDURES

     1. Certain Definitions. As used in Part II of these Articles Supplementary, the following terms shall have the following meanings, unless the context otherwise requires and all section references below are to Part II of these Articles Supplementary except as otherwise indicated: Capitalized terms not defined in Section 1 of Part II of these Articles Supplementary shall have the respective meanings specified in Part I of these Articles Supplementary.

          "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of existing or potential holders of Preferred Shares.

          "Available Preferred Shares" has the meaning set forth in Section 4(a)(i) of Part II of these Articles Supplementary.

          "Existing Holder" means (a) a person who beneficially owns those Preferred Shares listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those Preferred Shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

          "Hold Order" has the meaning set forth in Section 2(a) of Part II of these Articles Supplementary.

          "Master Purchaser's Letter" means the letter which is required to be executed by each prospective purchaser of Preferred Shares or the Broker-Dealer through whom the shares will be held.

          "Order" has the meaning set forth in Section 2(a) of Part II of these Articles Supplementary.

          "Potential Holder" or "Potential Beneficial Owner" means (a) any Existing Holder who may be interested in acquiring additional Preferred Shares or (b) any other person who may be interested in acquiring Preferred Shares and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser's Letter.

          "Sell Order" has the meaning set forth in Section 2(a) of Part II of these Articles Supplementary.

          "Submitted Bid" has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

          "Submitted Hold Order" has the meaning set forth in Section 4(a) of
     Part II of these Articles Supplementary.

          "Submitted Order" has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

          "Submitted Sell Order" has the meaning set forth in Section 4(a) of
     Part II of these Articles Supplementary.

     "Sufficient Clearing Orders" means that all Preferred Shares are the subject of Submitted Hold Orders or that the number of Preferred Shares that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (A) the number of Preferred Shares that are subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Rate and
(B) the number of Preferred Shares that are subject to Submitted Sell Orders.

     "Winning Bid Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/ Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in clause (B) above and the number of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.

     2.  Orders.

     (a) On or prior to the Submission Deadline on each Auction Date for shares of the series:

          (i) each Beneficial Owner of shares of the Series may submit to its Broker-Dealer by telephone or otherwise information as to:

             (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of such shares;

             (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

             (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series; and

          (ii) each Broker-Dealer, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause
(i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

     (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of the Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

          (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

          (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of
     Section 5 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

          (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

     (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of the Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

          (A) the number of Outstanding shares of such series specified in such Sell order; or

          (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 5 of this
     Part II if Sufficient Clearing Bids for shares of such series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of the Series shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 3 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Corporation) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

     (iii) A Bid by a Potential Holder of shares of the Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

          (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

     (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

     3.  Submission of Orders by Broker-Dealers to Auction Agent.

     (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of the Series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

          (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Corporation);

          (ii) the aggregate number of shares of such series that are the subject of such Order;

          (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

             (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

             (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

             (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

          (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

     (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

     (c) If an Order or Orders covering all of the Outstanding Preferred Shares of the Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of the Series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

          (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

          (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

          (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

          (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

          (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

          (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

     (e) If more than one Bid for one or more shares of the Series is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

     (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

     (a) Not earlier than the Submission Deadline on each Auction Date for shares of the Series, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

          (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

          (ii) from the Submitted Orders for shares of such series whether:

             (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Dividend Periods) for shares of such series; exceeds or is equal to the sum of;

             (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Dividend Periods) for shares of such series; and

             (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses
        (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

          (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

             (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

             (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

     (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Corporation of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

          (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

          (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or

          (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be the All Hold Rate.

     5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation. Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

          (a) If Sufficient Clearing Bids for shares of the Series have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

             (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

             (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

             (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

             (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

             (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii)through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

          (b) If Sufficient Clearing Bids for shares of the Series have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph
     (d) of this Section 5, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

             (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

             (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

             (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

          (c) If all of the Outstanding shares of the Series are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

          (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b)of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of the series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of the Series.

          (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5 any Potential Holder would be entitled or required to purchase less than a whole share of the Series on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

          (f) Based on the results of each Auction for shares of the Series, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of the Series with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent

     Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

          (g) Neither the Corporation nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

     6. Transfer of Preferred Shares. Unless otherwise permitted by the Corporation, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Corporation) to whom such transfer is made shall advise the Auction Agent of such transfer.

                                                                      APPENDIX C

                             SETTLEMENT PROCEDURES

     The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix C constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of the Prospectus or Appendix B hereto, as the case may be.

          (a) On each Auction Date, the Auction Agent shall notify by telephone the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of an Existing Holder or Potential Holder of:

             (i) the Applicable Rate fixed for the next succeeding Dividend Period;

             (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

             (iii) if such Broker-Dealer submitted a Bid or a Sell Order on behalf of an Existing Holder, whether such Bid or Sell Order was accepted or rejected, in whole or in part, and the number of shares, if any, of Preferred Shares then outstanding to be sold by such Existing Holder;

             (iv) if such Broker-Dealer submitted a Bid on behalf of a Potential Holder, whether such Bid was accepted or rejected, in whole or in part, and the number of shares, if any, of Preferred Shares to be purchased by such Potential Holder;

             (v) if the aggregate number of shares of Preferred Shares to be sold by all Existing Holders on whose behalf such Broker-Dealer submitted Bid or Sell Orders exceeds the aggregate number of shares of Preferred Shares to be purchased by all Potential Holders on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more other Broker-Dealers (and the Agent member, if any, of each such other Broker-Dealer) and the number of shares of Preferred Shares to be
        (x) purchased from one or more Existing Holders on whose behalf such other Broker-Dealers submitted Bids or Sell Orders or (y) sold to one or more Potential Holders on whose behalf such other Broker-Dealers submitted Bids; and

             (vi) the scheduled Auction Date of the next succeeding Auction.

          (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Holder or Potential Holder shall:

             (i) advise each Existing Holder and Potential Holder on whose behalf such Broker-Dealer submitted a Bid or Sell Order whether such Bid or Sell Order was accepted or rejected, in whole or in part;

             (ii) instruct each Potential Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Bidder's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of Preferred Shares to be purchased pursuant to such Bid against receipt of such shares;

             (iii) instruct each Existing Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, or a Sell Order that was accepted, in whole or in part, to instruct such Bidder's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of Preferred Shares to be sold pursuant to such Bid or Sell Order against payment therefor;

             (iv) advise each Existing Holder on whose behalf such Broker-Dealer submitted an Order and each Potential Holder on whose behalf such Broker-Dealer submitted a Bid of the Applicable Rate for the next succeeding Dividend Period;

             (v) advise each Existing Holder on whose behalf such Broker-Dealer submitted an Order of the Auction Date of the next succeeding Auction; and

             (vi) advise each Potential Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date of the next succeeding Auction.

          (c) On the basis of the information provided to it pursuant to paragraph (a) above, each Broker-Dealer that submitted a Bid or Sell Order shall allocate any funds received by it pursuant to paragraph (b)(ii) above, and any shares of Preferred Shares received by it pursuant to paragraph (b)(iii) above, among the Potential Holders, if any, on whose behalf such Broker-Dealer submitted Bids, the Existing Holders, if any, on whose behalf such Broker-Dealer submitted Bids or Sell Orders, and any Broker-Dealers identified to it by the Auction Agent pursuant to paragraph
     (a)(v) above.

          (d) On the Business Day after the Auction Date, the Securities Depository shall execute the transactions described above, debiting and crediting the accounts of the respective Agent Members as necessary to effect the purchases and sale of shares of Preferred Shares as determined in the Auction for such series.

          (e) Any delivery or nondelivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or nondelivery in accordance with the provisions of the Auction Agency Agreement and the Broker-Dealer Agreement.

                        (Scudder RREEF Real Estate LOGO)

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


(1)  Financial Statements:
     Part A -- None
     Part B -- Financial Statements
(2)  Exhibits:
     (a)  (i)    Articles of Incorporation.*
          (ii)   Articles of Amendment.**
          (iii)  Form of Articles Supplementary
     (b)  By-Laws.***
     (c)  Not applicable.
     (d)  (i)    Form of specimen share certificate.**
          (ii)   Form of specimen stock certificate representing shares of
                 preferred stock
     (e)  Dividend Reinvestment Plan.***
     (f)  Not applicable.
     (g)  (i)    Investment Management Agreement.***
          (ii)   Investment Advisory Agreement.***
     (h)  (i)    Underwriting Agreement for the issuance of common stock.***
          (ii)   Form of Underwriting Agreement for the issuance of preferred stock.
     (i)  Not applicable.
     (j)  Custodian Agreement.***
     (k)  (i)    Transfer Agency, Registrar and Dividend Disbursing Agency
                 Agreement.***
          (ii)   Shareholder Servicing Agreement.***
          (iii)  Form of Auction Agency Agreement between the Fund and
                 Deutsche Bank Trust Company Americas.
          (iv)   Form of Broker-Dealer Agreement between the Fund and UBS
                 Warburg LLC.
          (v)    Form of Letter of Representation.
     (l)  (i)    Opinion and Consent of Willkie Farr & Gallagher.
          (ii)   Opinion and Consent of Venable, Baetjer and Howard, LLP.
     (m)  Not applicable.
     (n)  Consent of Independent Accountants.
     (o)  Not applicable.
     (p)  Purchase Agreement.***
     (q)  Not applicable.
     (r)  (i)    Code of Ethics of the Fund.**
          (ii)   Code of Ethics of the Investment Manager.**
          (iii)  Code of Ethics of the Investment Advisor.**
     (s)  Power of Attorney.**


* Incorporated by reference to the registrant's Registration Statement on Form N-2, filed August 6, 2002.

** Incorporated by reference to Pre-Effective Amendment No. 1 to the registrant's Registration Statement on Form N-2, filed September 25, 2002.


*** Incorporated by reference to Pre-Effective Amendment No. 2 to the registrant's Registration Statement on Form N-2, filed October 28, 2002.


ITEM 25.  MARKETING ARRANGEMENTS

Reference is made to the Form of Underwriting Agreement for the Preferred Shares to be filed as Exhibit h(ii).

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering, all of which are being borne by the Registrant, are as follows:


SEC Registration Fees.......................................  $ 11,040
Printing and Engraving Expenses.............................  $ 70,000
Legal Fees and Expenses.....................................  $150,000
Auditing Fees and Expenses..................................  $ 15,000
Rating Agency Fees..........................................  $ 75,000
Miscellaneous...............................................  $ 28,960
                                                              --------
Total.......................................................  $350,000
                                                              ========


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES


As of December 31, 2002



                                                                NUMBER OF
TITLE OF CLASS                                                RECORD HOLDERS
--------------                                                --------------
Common Stock, par value $.01 per share......................        16
Preferred Stock, par value $.01 per share...................         0


ITEM 29.  INDEMNIFICATION


The Articles of Incorporation of the Registrant provide that, to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. Title 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the corporation or its shareholders for money damages in certain instances.


Article VIII of the Articles of Incorporation of the Registrant further provides that any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Fund, or is or was serving while a director or officer of the Fund at the request of the Fund as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Fund against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the Maryland General Corporation Law, the Securities Act and the 1940 Act, as such statutes are now or hereinafter in force.

In addition, the Fund shall also advance expenses to its currently acting and its former directors and officers to the fullest extent that advancement of expenses is permitted by the Maryland General Corporation Law, the Securities Act, and the 1940 Act. The Board of Directors may by Bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

The Registrant's Articles of Incorporation also provide that no amendment to the charter of the Registrant shall affect any right of any person based on any event, omission or proceeding prior to the amendment. Reference is also made to the Investment Advisory Agreement, filed as Exhibit (g) hereto and to the Underwriting Agreement, filed as Exhibit (h) hereto. Insofar as indemnification for liabilities under the 1933 Act may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the directors or officers in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The descriptions of the Investment Manager and Investment Advisor under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Investment Manager, reference is made to Form ADV filed with the Commission (Commission File No. 801-27291) under the Investment Advisers Act of 1940 and incorporated herein by reference thereto.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Investment Advisor, reference is made to Form ADV filed with the Commission (Commission File No. 801-55209) under the Investment Advisers Act of 1940 and incorporated herein by reference thereto.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Manager, 280 Park Avenue, New York, New York 10017; the Registrant's Investment Advisor, RREEF America, L.L.C., at 875 North Michigan Avenue, Chicago, Illinois 60611; the Registrant's transfer agent, Scudder Investment Services Company, at 911 Main Street, Kansas City, Missouri 64105 and the Registrant's Custodian, Deutsche Bank Trust Company Americas at 100 Plaza One, Jersey City, 07311.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  UNDERTAKINGS

(1) The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)  Not applicable.

(3)  Not applicable.

(4)  Not applicable.

(5)  The Registrant undertakes that:

     a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

     b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Baltimore and State of Maryland, on the 8th day of January, 2003.


                                          SCUDDER RREEF REAL ESTATE FUND, INC.

                                          By: /s/ WILLIAM GLAVIN
                                            ------------------------------------
                                              Name: William Glavin
                                              Title: President and Chief
                                              Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to it registration statement has been signed by the following persons in the capacities and on the dates indicated.


                    SIGNATURE                                      TITLE                      DATE
                    ---------                                      -----                      ----
                /s/ RICHARD BURT*                                Director                January 8, 2003
 ------------------------------------------------
                   Richard Burt


               /s/ S. LELAND DILL*                               Director                January 8, 2003
 ------------------------------------------------
                  S. Leland Dill


              /s/ MARTIN J. GRUBER*                              Director                January 8, 2003
 ------------------------------------------------
                 Martin J. Gruber


               /s/ RICHARD T. HALE*                              Director                January 8, 2003
 ------------------------------------------------
                 Richard T. Hale


             /s/ JOSEPH R. HARDIMAN*                             Director                January 8, 2003
 ------------------------------------------------
                Joseph R. Hardiman


             /s/ RICHARD J. HERRING*                             Director                January 8, 2003
 ------------------------------------------------
                Richard J. Herring


               /s/ GRAHAM E. JONES*                              Director                January 8, 2003
 ------------------------------------------------
                 Graham E. Jones


              /s/ REBECCA W. RIMEL*                              Director                January 8, 2003
 ------------------------------------------------
                 Rebecca W. Rimel


            /s/ PHILIP SAUNDERS, JR.*                            Director                January 8, 2003
 ------------------------------------------------
               Philip Saunders, Jr.


              /s/ WILLIAM N. SEARCY*                             Director                January 8, 2003
 ------------------------------------------------
                William N. Searcy

                    SIGNATURE                                      TITLE                      DATE
                    ---------                                      -----                      ----


             /s/ ROBERT H. WADSWORTH*                            Director                January 8, 2003
 ------------------------------------------------
               Robert H. Wadsworth


                /s/ WILLIAM GLAVIN                   President and Principal Executive   January 8, 2003
 ------------------------------------------------                 Officer
                  William Glavin


                /s/ CHARLIE RIZZO                      Treasurer and Chief Financial     January 8, 2003
 ------------------------------------------------                 Officer
                  Charlie Rizzo


 *By:               /s/ WILLIAM GLAVIN
        ------------------------------------------
           William Glavin, by Power of Attorney

                               INDEX TO EXHIBITS



EXHIBIT NO.
-----------                     DESCRIPTION OF EXHIBITS
 (a)(iii)     Form of Articles Supplementary
 (d)(ii)      Form of specimen stock certificate representing shares of
              preferred stock
 (h)(ii)      Form of Underwriting Agreement for the issuance of preferred stock
 (k)(iii)     Form of Auction Agency Agreement between the Fund and
              Deutsche Bank Trust Company Americas
 (k)(iv)      Form of Broker-Dealer Agreement between the Fund and UBS
              Warburg LLC
 (k)(v)       Form of Letter of Representation
 (l)(i)       Opinion and consent of Willkie Farr & Gallagher
 (l)(ii)      Opinion and consent of Venable, Baetjer and Howard, LLP
 (n)          Consent of Independent Accountants